Contingent liabilities and financial commitments	12 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities [abstract]
Contingent liabilities and financial commitments	U.S. Tobacco Litigation
12.Group companies, notably RJRT (individually and as successor by merger to Lorillard Tobacco) and B&W as well as other
leading cigarette manufacturers, are defendants in a number of product liability cases. In a number of these cases, the amounts of compensatory and punitive damages sought are significant.
13.The total number of U.S. tobacco product liability cases
pending as at 31 December 2023 involving RJRT, B&W and/or
Lorillard Tobacco was approximately 1,748.
14.Since many of these pending cases seek unspecified
damages, it is not possible to quantify the total amounts being claimed, but the aggregate amounts involved in such litigation are significant, possibly totalling billions of US dollars. The cases fall into four broad categories: medical reimbursement cases; class actions; individual cases; and other claims.
15.RJRT (individually and as successor by merger to Lorillard
Tobacco), American Snuff Co., Santa Fe Natural Tobacco
Company, Inc. (SFNTC), R.J. Reynolds Vapor Company
(RJR Vapor), Reynolds American, Lorillard Inc., other Reynolds
American affiliates and indemnitees, including but not limited to B&W (collectively, the Reynolds Defendants), believe that they have valid defences to the tobacco-related litigation
claims against them, as well as valid bases for appeal of
adverse verdicts against them. The Reynolds Defendants
have, through their counsel, filed pleadings and memoranda
in pending tobacco-related litigation that set forth and
discuss a number of grounds and defences that they and their counsel believe have a valid basis in law and fact.
16.Scheduled trials. Trial schedules are subject to change, and many cases are dismissed before trial. In the U.S., there are
44 cases, exclusive of Engle progeny cases, scheduled for trial as at 31 December 2023 through 31 December 2024, for the
Reynolds Defendants: 33 individual smoking and health cases, nine Filter Cases, one class action case and one other case.
There are also approximately 28 Engle progeny cases against
RJRT (individually and as successor to Lorillard Tobacco) and
B&W scheduled for trial through 31 December 2024. It is not
known how many of these cases will actually be tried.
17.Trial results. From 1 January 2021 through 31 December 2023,
58 trials occurred in individual smoking and health, Engle
progeny, and patent cases in which the Reynolds Defendants
were defendants, including 11 where mistrials were declared.
Verdicts in favour of the Reynolds Defendants and, in some
cases, other defendants, were returned in 15 cases, tried in
Florida (eight), Oregon (one), Massachusetts (four), Illinois
(one) and District of Columbia (one). Verdicts in favour of
the plaintiffs were returned in 32 cases, tried in Florida (23),
Massachusetts (three), New Mexico (two), Oregon (two),
Virginia (one) and North Carolina (one). Two of the cases
(in Florida) were dismissed during trial. One of the cases
(in Florida) was a punitive damages re-trial that was retried twice (the first retrial resulted in a plaintiff verdict; the second retrial resulted in a defense verdict).
(a) Medical Reimbursement Cases
18.These civil actions seek to recover amounts spent by
government entities and other third-party providers on
healthcare and welfare costs claimed to result from illnesses associated with smoking.
19.As at 31 December 2023, one U.S. medical reimbursement
suit (Crow Creek Sioux Tribe v. American Tobacco Co., filed in
1997) was pending against RJRT, B&W and Lorillard Tobacco
in a Native American tribal court in South Dakota. The
plaintiffs seek to recover actual and punitive damages,
restitution, funding of a clinical cessation programme,
funding of a corrective public education programme, and
disgorgement of unjust profits from sales to minors. There
has been no recent activity in this case, and no other medical reimbursement suits are pending against these companies
by county or other political subdivisions of the states.
U.S. Department of Justice Action
20.On 22 September 1999, the U.S. Department of Justice (DOJ)
brought an action in the U.S. District Court for the District of
Columbia against various industry members, including RJRT,
B&W, Lorillard Tobacco, B.A.T Industries p.l.c. (Industries) and
Investments (United States v. Philip Morris USA Inc.). The DOJ
initially sought (i) recovery of certain federal funds expended in providing health care to smokers who developed alleged
smoking-related diseases and (ii) equitable relief under the civil provisions of the Racketeer Influenced and Corrupt
Organizations Act (RICO), including (a) disgorgement of
roughly US$280 billion (approximately £219.6 billion) in profits allegedly earned from a purported racketeering ‘enterprise’ -
a remedy the U.S. Court of Appeals for the DC Circuit ruled in
February 2005 was not available - and (b) certain ‘corrective communications’. In September 2000, the district court
dismissed Industries for lack of personal jurisdiction and
dismissed the health care cost recovery claims.
21.After a roughly nine-month non-jury trial of the remaining
RICO claims, the district court issued its Final Judgment and
Remedial Order (the Remedial Order) on 17 August 2006.
That order found certain defendants, including RJRT, B&W,
Lorillard Tobacco and Investments, had violated RICO,
imposed financial penalties and enjoined the defendants from committing future racketeering acts, participating in certain trade organisations, making misrepresentations concerning
smoking and health and youth marketing, and using certain
brand descriptors such as ‘low tar’, ‘light’, ‘ultra-light’, ‘mild’
and ‘natural’. The Remedial Order also required the
defendants to issue ‘corrective communications’ on five
subjects, including smoking and health and addiction, and
to comply with further undertakings, including maintaining
websites of historical corporate documents and
disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants’ ability to dispose of certain assets for use in the United States, unless the transferee
agrees to abide by the terms of the district court’s order.
22.The parties appealed and cross-appealed and, on 22 May
2009, the DC Circuit affirmed the district court’s RICO
liability judgment but vacated the Remedial Order in part
and remanded for further factual findings and clarification
as to whether liability should be imposed against B&W,
based on changes in the nature of B&W’s business operations
(including the extent of B&W’s control over tobacco
operations). The DC Circuit also remanded three other
discrete issues relating to the injunctive remedies, including for the district court ‘to reformulate’ the injunction on the use of low-tar descriptors ‘to exempt foreign activities that have no substantial, direct, and foreseeable domestic effects,’
and for the district court to evaluate whether corrective
communications could be required at point-of-sale displays
(which requirement the DC Circuit vacated). On 28 June 2010, the U.S. Supreme Court denied the parties' petitions for
further review.
23.On 22 December 2010, the district court dismissed B&W from the litigation. Due to intervening changes in controlling law, on 28 March 2011, the district court ruled that the Remedial
Order no longer applied to Investments prospectively, and for this reason, Investments would not have to comply with any
of the remaining injunctive remedies. In November 2012,
the district court entered an order setting forth the text of the corrective statements and directed the parties to engage in
discussions with the Special Master to implement them.
After various proceedings and appeals, the district court
in October 2017 ordered RJRT and the other U.S. tobacco
company defendants to fund the publication of compelled
public statements in various U.S. media outlets, including in newspapers, on television, on the companies’ websites, and
in onserts on cigarette packaging. The compelled public
statements in newspapers and on television were completed
in 2018 and in package onserts in mid-2020. The compelled
public statements now also appear on RJRT websites. The
final issue regarding corrective statements was their display at retail point of sale. On 6 December 2022, the district court entered a consent order requiring the tobacco company
defendants to have the compelled public statements posted
at retail point of sale. Installation of the statements began in
July 2023, and the statements will remain in stores through
June 2025.
(b) Class Actions
24.As at 31 December 2023, RJRT, B&W and Lorillard Tobacco
were named as defendants in one action asserting claims
on behalf of putative classes of persons allegedly injured or financially impacted by their smoking, and Reynolds American,
RJRT, and SFNTC (a subsidiary of Reynolds American) were
named in 17 putative class actions relating to the use of the words ‘natural’, ‘100% additive-free’ or ‘organic’ in Natural
American Spirit (NAS) brand advertising and promotional
materials. If the classes are or remain certified, separate trials may be needed to assess individual plaintiffs’ damages.
Among the pending class actions, 16 specified the amount of
the claim in the complaint and alleged that the plaintiffs were seeking in excess of US$5 million (approximately £3.9 million)
and one alleged that the plaintiffs were seeking less than
US$75,000 (approximately £58,823) per class member plus
unspecified punitive damages.
No Additive/Natural/Organic Claim Cases
25.A total of 17 pending putative class actions were filed in nine U.S.
federal district courts against Reynolds American, RJRT, and
SFNTC, which cases generally allege, in various combinations, violations of state deceptive and unfair trade practice statutes, and claim state common law fraud, negligent
misrepresentation, and unjust enrichment based on the use of descriptors such as ‘natural’, ‘organic’ and ‘100% additive-free’ in the marketing, labelling, advertising, and promotion of SFNTC’s
NAS brand cigarettes. In these actions, the plaintiffs allege that the use of these terms suggests that NAS brand cigarettes are less harmful than other cigarettes and, for that reason, violated state consumer protection statutes or amounted to fraud or a negligent or intentional misrepresentation. The actions seek various categories of recovery, including economic damages,
injunctive relief (including medical monitoring and cessation programmes), interest, restitution, disgorgement, treble and punitive damages, and attorneys’ fees and costs. In April 2016, the U.S. Judicial Panel on Multidistrict Litigation (JPML)
consolidated the 16 cases pending at that time for pre-trial purposes before a federal district court in New Mexico, and a later-filed case was transferred there for pre-trial purposes in
2018. On 21 December 2017, that court granted the defendants’
motion to dismiss in part, dismissing a number of claims with prejudice, and denied it in part. The district court conducted a five-day hearing on the motion for class certification and on the motion challenging the admissibility of expert opinion testimony in December 2020. On 1 September 2023, the district court
entered an order certifying a subset of the plaintiffs’ proposed classes covering purchasers of NAS menthol cigarettes in six states and declining to certify the other proposed classes. The defendants and plaintiffs both appealed from that order to the
U.S. Court of Appeals for the Tenth Circuit. Briefing in that court is scheduled to be completed in July 2024.
Other Putative Class Actions
26.Young v. American Tobacco Co. is a putative class action filed in November 1997 in the Circuit Court, Orleans Parish,
Louisiana against various U.S. cigarette manufacturers,
including RJRT, B&W, Lorillard Tobacco and certain parent
companies. This action was brought on behalf of a putative
class of Louisiana residents who, though not themselves
cigarette smokers, have been exposed to second-hand smoke
from cigarettes manufactured by the defendants, and who
allegedly suffered injury as a result of that exposure. The
action seeks an unspecified amount of compensatory and
punitive damages. In March 2016, the court entered an order
staying the case, including all discovery, pending the
completion of an ongoing smoking cessation programme
ordered by the court in a now-concluded Louisiana state court certified class action, Scott v. American Tobacco Co.
Engle Class Action and Engle Progeny Cases (Florida)
27.In July 1998, trial began in Engle v. R. J. Reynolds Tobacco Co., a then-certified class action filed in Circuit Court, Miami-Dade County,
Florida, against U.S. cigarette manufacturers, including RJRT, B&W, Lorillard Tobacco and Lorillard Inc. The then-certified class consisted of Florida citizens and residents, and their survivors, who suffered from smoking-related diseases that first manifested between 5 May 1990, and 21 November 1996, and were caused by an addiction to cigarettes. In July 1999, the jury in this Phase I found against RJRT, B&W, Lorillard Tobacco, Lorillard Inc. and the other defendants on common issues relating to the defendants’
conduct, general causation, the addictiveness of cigarettes, and entitlement to punitive damages.
28.In July 2000, the jury in Phase II awarded the class a total of approximately US$145 billion (approximately £113.7 billion) in punitive damages, apportioned US$36.3 billion (approximately £28.5 billion) to RJRT, US$17.6 billion (approximately £13.8 billion) to B&W, and
US$16.3 billion (approximately £12.8 billion) to Lorillard Tobacco and Lorillard Inc. The three class representatives in the Engle class action were awarded US$13 million (approximately £10.2 million) in compensatory damages.
29.This decision was appealed and ultimately resulted in the Florida Supreme Court in December 2006 decertifying the class and allowing judgments entered for only two of the three Engle class representatives to stand and setting aside the punitive damages award. The court preserved certain of the jury’s Phase I findings, including that cigarettes can cause certain diseases, nicotine is addictive, and defendants placed defective cigarettes on the market, breached duties of care, concealed health-related information and conspired. Putative Engle class members were permitted to file individual lawsuits, deemed ‘Engle progeny cases’, against the Engle defendants, within one year of the Supreme Court’s decision (subsequently extended to 11 January 2008).
30.During 2015, RJRT and Lorillard Tobacco, together with Philip Morris USA Inc. (PM USA), settled virtually all of the Engle progeny cases then pending against them in federal district court. The total amount of the settlement was US$100 million (approximately
£78.4 million) divided as follows: RJRT US$42.5 million (approximately £33.3 million); PM USA US$42.5 million (approximately
£33.3 million); and Lorillard Tobacco US$15 million (approximately £11.8 million). The settlement covered more than 400 federal Engle progeny cases but did not cover 12 federal progeny cases previously tried to verdict and then pending on post-trial motions or appeal, and two federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs.
31.As at 31 December 2023, there were approximately 305 Engle progeny cases pending in which RJRT, B&W and/or Lorillard Tobacco have all been named as defendants and served. These cases include claims by or on behalf of 380 plaintiffs. In addition, as at
31 December 2023, RJRT was aware of five additional Engle progeny cases that have been filed but not served. The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an ‘offer of judgment’ from RJRT and/or RJRT’s affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves the offering party's right to seek attorneys’ fees under Florida law in the event of a favourable verdict. Such offers are sometimes made through court-ordered mediations.
32.35 trials occurred in Engle progeny cases in Florida state and federal courts against RJRT, B&W and/or Lorillard Tobacco from
1 January 2021 through 31 December 2023, and additional state court trials are scheduled for 2024.
33.The following chart identifies the number of trials in Engle progeny cases as at 31 December 2023 and additional information about the adverse judgments entered:
Trials/verdicts/judgments of individual Engle progeny cases from 1 January 2021 through 31 December 2023:

Total number of trials	35
Number of trials resulting in plaintiffs’ verdicts	20*
Total damages awarded in final judgments against RJRT	US$81,492,000 (approximately £64 million)
Amount of overall damages comprising ‘compensatory damages’ (approximately)	US$58,427,000 (of overall US$81,492,000 ) (approximately £46 million of £64 million)
Amount of overall damages comprising ‘punitive damages’ (approximately)	US$23,065,000 (of overall US$81,492,000) (approximately £18 million of £64 million)
Note:
*Of the 20 trials resulting in plaintiffs’ verdicts 1 January 2021 to 31 December 2023 (note 31(k)):

Number of adverse judgments appealed by RJRT (note 31(l))	14
Number of adverse judgments, in which RJRT still has time to file an appeal	0
Number of adverse judgments in which an appeal was not, and can no longer be, sought	6
(Note 31(k)) The 35 trials include two cases that were tried twice (Rutkowski v. R. J. Reynolds Tobacco Co. and Miller v R. J. Reynolds
Tobacco Co.). In each case, the first trial resulted in mistrial, while the second resulted in a verdict for the plaintiff. The 35 trials also include one trial that resulted in a plaintiff verdict and a new trial was ordered, but the case was resolved and later dismissed (Leidinger
v. R. J. Reynolds Tobacco Co.), and two punitive damages retrials for the same case (Ledo v R. J. Reynolds Tobacco Co.).
(Note 31(l)) Of the 14 adverse verdicts appealed by RJRT as a result of judgments arising in the period 1 January 2021 to 31 December 2023:
a.six appeals remain undecided in the District Courts of Appeal;
b.two judgments were affirmed and paid;
c.one judgment was reversed and remanded for new trial on the plaintiff's entitlement to punitive damages;
d.one judgment was affirmed and review of the Florida Supreme Court not sought; and
e.there were four appeals in which the cases were resolved and the appeals dismissed.
34.By statute, Florida applies a US$200 million (approximately £156.9 million) bond cap to all Engle progeny cases in the aggregate.
Individual bond caps for any given Engle progeny case vary depending on the number of judgments in effect at a given time. Judicial attempts by several plaintiffs in the Engle progeny cases to challenge the bond cap as violating the Florida Constitution have failed.
In addition, bills have been introduced in sessions of the Florida legislature that would eliminate the Engle progeny bond cap, but those bills have not been enacted as at 31 December 2023.
35.In 2023, RJRT paid judgments in eight Engle progeny cases. Those payments totalled approximately US$38.5 million (approximately
£30.2 million) in compensatory or punitive damages. Additional costs were paid in respect of attorneys’ fees and statutory interest.
36.In addition, accruals for damages and attorneys’ fees and statutory interest for three cases (Konzelman v. R. J. Reynolds Tobacco Co.,
Blackwood v. R. J. Reynolds Tobacco Co., Spurlock v. R. J. Reynolds Tobacco Co.), four resolution bundles and interest and attorneys’
fees in the John Long v. R. J. Reynolds Tobacco Co. case were recorded in Reynolds American’s consolidated balance sheet as at
31 December 2023 to the value of approximately US$22.9 million (approximately £18.0 million).
(c) Individual Cases
37.As at 31 December 2023, 202 individual cases were pending in the United States against RJRT, B&W and/or Lorillard Tobacco.
This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, breach of express or implied warranty, violations of state deceptive trade practices or consumer protection statutes, and conspiracy. The plaintiffs seek to recover compensatory damages, attorneys’ fees and costs, and punitive damages.
The category does not include the Engle progeny cases, Broin II cases, and Filter Cases discussed above and below. Two of the individual cases are brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to
Environmental Tobacco Smoke (ETS).
38.The following chart identifies the number of individual cases pending as at 31 December 2023 as against the number pending as at
31 December 2022, along with the number of Engle progeny cases, Broin II cases, and Filter Cases, which are discussed further below.

Case Type	U.S. Case Numbers 31 December 2023	U.S. Case Numbers 31 December 2022	Change in Number Increase / (Decrease)
Individual Smoking and Health Cases (note 31(m))	202	206	(4)
Engle Progeny Cases (Number of Plaintiffs) (note 31(n))	305 (380)	665 (838)	(360) (458)
Broin II Cases (note 31(o))	1,171	1,183	(12)
Filter Cases (note 31(p))	35	46	(11)
(Note 31(m)) Out of the 202 pending individual smoking and health cases, five have received adverse verdicts or judgments in the court of first instance or on appeal, and the total amount of those verdicts or judgments is approximately US$248.7 million (approximately
£195.1 million), of which $200 million (approximately £157 million) is the result of the jury’s verdict in the Treniece Jones v. R. J. Reynolds
Tobacco Co. case, from which RJRT will have the right to appeal following post-trial motions.
(Note 31(n)) The number of Engle progeny cases will fluctuate as cases are dismissed or if any of the dismissed cases are appealed.
Please see earlier table in paragraph 33.
(Note 31(o)) Broin v. Philip Morris, Inc. was a class action filed in Circuit Court in Miami-Dade County, Florida in 1991 and brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. In October 1997,
RJRT, B&W, Lorillard Tobacco and other cigarette manufacturer defendants settled Broin, agreeing to pay a total of US$300 million
(approximately £235 million) in three annual US$100 million (approximately £78.4 million) instalments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of US$49 million (approximately £38.4 million) for the plaintiffs’ counsel’s fees and expenses. RJRT’s portion of these payments was approximately US$86 million (approximately £67.5 million); B&W’s was approximately US$57 million (approximately
£44.7 million); and Lorillard Tobacco’s was approximately US$31 million (approximately £24.3 million). The settlement agreement, among other things, limits the types of claims class members may bring and eliminates claims for punitive damages. The settlement agreement also provides that, in individual cases by class members that are referred to as Broin II lawsuits, the defendants will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as ‘general causation’. With respect to all other liability issues, including whether an individual plaintiff’s disease was caused by his or her exposure to ETS in airplane cabins, referred to as ‘specific causation’, individual plaintiffs will bear the burden of proof. On 7 September 1999, the Florida Supreme Court approved the settlement. There have been no Broin II trials since 2007. There have been periodic efforts to activate cases and the Group expects this to continue over time.
(Note 31(p)) Includes claims brought against Lorillard Tobacco and Lorillard Inc. by individuals who seek damages resulting from their alleged exposure to asbestos fibres that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 60 years ago. Pursuant to a 1952 agreement between
P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify
Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material. As at 31 December 2023, Lorillard Tobacco and/or Lorillard Inc. was a
defendant in 35 Filter Cases. Since 1 January 2021, Lorillard Tobacco and RJRT have paid, or have reached agreement to pay, a total of approximately US$21.5 million (approximately £17 million) in settlements to resolve 88 Filter Cases.
(d) State Settlement Agreements
39.In November 1998, the major U.S. cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco, entered into the Master
Settlement Agreement (MSA) with attorneys general representing 46 U.S. states, the District of Columbia and certain U.S. territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state (collectively and with the MSA, the ‘State Settlement Agreements’).
40.These State Settlement Agreements settled all health care cost recovery actions brought by, or on behalf of, the settling jurisdictions; released the defending major U.S. cigarette manufacturers from various additional present and potential future claims;
imposed future payment obligations in perpetuity on RJRT, B&W, Lorillard Tobacco and other major U.S. cigarette manufacturers;
and placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products. In accordance with the MSA, various tobacco companies agreed to fund a US$5.2 billion (approximately £4.1 billion) trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers.
41.RJRT and SFNTC are subject to the substantial payment obligations under the State Settlement Agreements. Payments under the
State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relative market share, operating profit and inflation. Reynolds American’s operating subsidiaries’ expenses and payments under the State
Settlement Agreements for 2020, 2021, 2022 and 2023 and the projected expenses and payments for 2024 and onwards are set forth below (in millions of US dollars)*:

	2020	2021	2022	2023	2024	2025 and thereafter
Settlement expenses	$3,572	$3,420	$2,951	$2,516
Settlement cash payments	$2,848	$3,744	$3,129	$2,874
Projected settlement expenses					>$2,100	>$2,100
Projected settlement cash payments					>$2,500	>$2,100
Note:
*Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods.
42.The State Settlement Agreements have materially adversely affected RJRT’s shipment volumes. Reynolds American believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of Reynolds
American and RJRT in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in U.S. cigarette sales in the premium and value categories, RJRT’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.
43.In addition, the MSA includes an adjustment that potentially reduces the annual payment obligations of RJRT, Lorillard Tobacco and the other signatories to the MSA, known as ‘Participating Manufacturers’ (PMs). Certain requirements, collectively referred to as the ‘Adjustment Requirements’, must be satisfied before the Non-Participating Manufacturers (NPM) Adjustment for a given year is available: (i) an Independent Auditor must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA (such non-participating manufacturers being referred to as
NPMs); and (ii) in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share. This finding is known as a significant factor determination.
44.When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a ‘Qualifying Statute’ that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM
Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.
45.RJRT, Lorillard Tobacco and SFNTC are or were involved in the NPM Adjustment proceedings concerning the years 2003 to 2020.
In 2012, RJRT, Lorillard Tobacco, and SFNTC entered into an agreement (the Term Sheet) with certain settling states that resolved accrued and future NPM adjustments. After an arbitration panel ruled in September 2013 that six states had not diligently enforced their qualifying statutes in the year 2003, additional states joined the Term Sheet. RJRT executed the NPM Adjustment Settlement
Agreement on 25 September 2017 (which incorporated the Term Sheet). Since the NPM Adjustment Settlement Agreement was
executed, an additional 12 states have joined. The arbitration panels ruled in September 2021 that two states had not diligently enforced their qualifying statutes in the year 2004. In September 2022, a panel ruled that an additional state, New Mexico, had not diligently enforced its qualifying statute in the year 2004. On 30 August, 2023, the New Mexico District Court vacated this decision.
A notice of appeal was filed on 27 September 2023. In December 2023, a panel ruled that an additional state had not diligently enforced its qualifying statute in the years 2005, 2006 and 2007. NPM proceedings are ongoing and could result in further reductions of the companies’ MSA-related payments.
46.On 18 January 2017, the State of Florida filed a motion to join Imperial Tobacco Group, PLC (ITG) as a defendant and to enforce the Florida State Settlement Agreement, which motion sought payment under the Florida State Settlement Agreement of approximately US$45 million (approximately £35.3 million) with respect to the four brands (Winston, Salem, Kool and Maverick) that were sold to ITG in the divestiture of certain assets, on 12 June 2015, by subsidiaries or affiliates of Reynolds American and Lorillard, to a wholly owned subsidiary of Imperial Brands plc (the Divestiture), referred to as the ‘Acquired Brands’. The motion also claimed future annual losses of approximately US$30 million per year (approximately £23.5 million) absent the court’s enforcement of the
Florida State Settlement Agreement. The State’s motion sought, among other things, an order declaring that RJRT and ITG are in breach of the Florida Settlement Agreement and are required, jointly and severally, to make annual payments to the State under the Florida State Settlement Agreement with respect to the Acquired Brands. By order dated 30 March 2017, ITG was joined into the enforcement action. In addition, on 18 January 2017, PM USA filed a motion to enforce the Florida State Settlement Agreement asserting, among other things, that RJRT and ITG breached that agreement by failing to make settlement payments as to the
Acquired Brands, which PM USA asserts improperly shifted settlement payment obligations to PM USA.
47.After a bench trial, on 27 December 2017 the court entered an order holding RJRT (not ITG) liable for annual settlement payments for the Acquired Brands, finding that ITG did not
assume liability for annual settlement payments related to
the Acquired Brands under the terms of the asset purchase
agreement relating to the Divestiture. The court declined
to enter final judgment until after resolution of the dispute between RJRT and PM USA regarding PM USA's assertion
that the settlement payment obligations have been
improperly shifted to PM USA. On 15 August 2018, the court
entered a final judgment in the action (the Final Judgment).
As a result of the Final Judgment, PM USA's challenge to
RJRT's accounting assumptions related to the Acquired
Brands was rendered moot, subject to reinstatement if ITG
joins the Florida State Settlement Agreement or if the Final
Judgment is reversed. On 29 August 2018, RJRT filed a notice of appeal on the Final Judgment. On 7 September 2018,
PM USA filed a notice of appeal with respect to the court's
ruling as to ITG. These appeals were consolidated pursuant
to RJRT's motion on 1 October 2018. On 29 July 2020, Florida's
Fourth District Court of Appeal affirmed the Final Judgment.
On 12 August 2020, RJRT filed a motion for rehearing or for
certification to the Florida Supreme Court of the 29 July 2020
decision. RJRT posted a total bond in the amount of
US$187.8 million (approximately £147.3 million) for its appeal.
RJRT’s motion for rehearing or certification to the Florida
Supreme Court was denied on 18 September 2020 and its
motion for review was denied by the Florida Supreme Court
on 18 December 2020. On 5 October 2020, RJRT satisfied the
Final Judgment (approximately US$193 million (approximately
£151 million) and paid approximately US$3.2 million
(approximately £2.5 million) of Florida’s attorneys’ fees. RJRT's appellate bonds were released to RJRT by order dated
5 November 2020. As explained below, RJRT has secured
an order in the Delaware action requiring ITG to indemnify
it for amounts paid under the Final Judgment.
48.On 17 February 2017, ITG filed an action in the Delaware Court of Chancery seeking declaratory relief against Reynolds
American and RJRT on various matters related to its rights
and obligations under the asset purchase agreement (and
related documents) relating to the Divestiture with respect
to the subject of the Florida enforcement litigation described above. Reynolds American and RJRT filed counterclaims on
the same issues. As a result of multiple rounds of cross-
motions for judgment on the pleadings, the Delaware court
ruled (i) that ITG’s obligation to use its reasonable best efforts to join the Florida Settlement Agreement did not terminate
due to the closing of the asset purchase agreement relating
to the Divestiture; (ii) that the asset purchase agreement does not entitle ITG to a unique protection from an equity-fee law that does not yet exist in a previously settled State; and
(iii) that it would defer until after it received evidence related to the parties' intent in the asset purchase agreement, its
determination of whether, to the extent RJRT is held liable
for any settlement payments based on ITG's post-closing
sales of the Acquired Brands, ITG assumed this liability. After discovery was completed in March 2022, the parties briefed
cross-motions for summary judgment on that third issue.
On 30 September 2022, the court granted summary
judgment for Reynolds American and RJRT, holding that ITG
assumed the liability that the Final Judgment imposed on
RJRT for settlement payments to the State of Florida based
on ITG's post-closing sales of the Acquired Brands. The parties then engaged in a second round of summary judgment
briefing on the amount of indemnifiable damages. On
2 October 2023, the court partially granted summary
judgment for Reynolds American and RJRT, holding that they
are entitled to indemnification of the principal amounts that
RJRT paid to Florida and the interest it paid to Florida on those payments. The court deferred to trial the question whether
ITG’s indemnification obligation should be reduced to account for how net operating profit adjustment payments would have
been allocated if ITG had joined the Florida Settlement. Trial is scheduled for 8 to 9 July 2024. ITG has agreed, subsequent to the Chancery Court’s decision on past payments, that it will indemnify every settlement payment that RJRT makes in the
future to Florida based on ITG’s sales of Acquired Brands
cigarettes (subject to the issues reserved for trial and to its right to appeal).
49.In June 2015, ITG joined the Mississippi State Settlement
Agreement. On 26 December 2018, PM USA filed a motion
to enforce the settlement agreement against RJRT and ITG
alleging RJRT and ITG failed to act in good faith in calculating the base year net operating profits for the Acquired Brands, claiming damages of approximately US$6 million
(approximately £4.7 million) through 2017. On 21 February
2019, the Chancery Court of Jackson County, Mississippi
held a scheduling conference and issued a discovery schedule order. A hearing on PM USA’s motion to enforce, originally
scheduled for 3-6 May 2021, was adjourned on consent of
the parties to 11-12 August 2021. On 8 June 2021, PM USA
and RJRT entered into a settlement agreement resolving
the outstanding payment calculation issues. On 11 June 2021, the Mississippi Chancery Court entered an order withdrawing
PM USA’s motion to enforce. On 14 June 2021, RJRT made
a payment of US$5.1 million (approximately £4.0 million)
to PM USA. On 3 December 2019, the State of Mississippi
filed a notice of violation and motion to enforce the settlement agreement in the Chancery Court of Jackson County,
Mississippi against RJRT, PM USA and ITG, seeking a
declaration that the base year 1997 net operating profit to be used in calculating the net operating profit adjustment was
not affected by the change in the federal corporate tax rate in 2018 from 35% to 21%, and an order requiring RJRT to pay
the approximately US$5 million (approximately £3.9 million)
difference in its 2018 payment because of this issue.
Determination of this issue may affect RJRT’s annual payment thereafter. A hearing on Mississippi’s motion to enforce
occurred on 6-7 October 2021. On 10 June 2022, the
Mississippi Chancery Court granted the State's motion to
enforce, finding that the base year 1997 net operating profit to be used in calculating the Net Operating Profit Adjustment was not affected by the change in the federal corporate tax
rate in 2018. RJRT will appeal the motion to enforce. On 29 July
2022, the parties each submitted a supplemental briefing on
damages, including interest and attorneys' fees. A hearing on damages, originally scheduled for 7 December 2022, took
place on 14 March 2023; a decision is pending.
50.In January 2021, RJRT reached an agreement with several
MSA states to waive RJRT’s claims under the MSA in
connection with a settlement between those MSA states
and a non-participating manufacturer, S&M Brands, Inc.
(S&M Brands), under which the states released certain claims against S&M Brands in exchange for receiving a portion of
the funds S&M Brands had deposited into escrow accounts
in those states pursuant to the states’ escrow statutes.
In consideration for waiving claims, RJRT, together with
SFNTC, received approximately US$55.4 million
(approximately £43.5 million) from the escrow funds paid to
those MSA states under their settlement with S&M Brands.
51.On 27 May 2022, PM USA filed a motion to compel arbitration under the MSA against RJRT and ITG in North Carolina
Superior Court claiming RJRT and ITG inaccurately calculated the base year net operating profits for the Acquired Brands
and this improperly shifted approximately US$80 million
(approximately £62.7 million) in MSA payment obligations
from RJRT to PM USA, to date. On 7 June 2022, RJRT and
PM USA negotiated a resolution of the MSA claims, in which
RJRT agreed to, among other things, pay PM USA the sum
of approximately US$37 million (approximately £29.0 million).
On 28 July 2022, the State of Iowa filed a motion to enforce the Consent Decree and MSA against the PMs asserting,
among other things, claims for breach of contract and
violations of the Iowa False Claims Act. Iowa sought over
US$130 million (approximately £102.0 million) in damages,
as well as treble damages. The PMs filed their resistance
to Iowa’s motion and a motion to compel arbitration on
26 September 2022. Iowa filed its resistance to the PMs’
motion to compel arbitration on 6 October 2022, and the PMs
filed their reply on 31 October 2022. A hearing on the motion was held on 21 December 2022. On 9 February 2023, the Iowa
District Court granted the PMs' motion to compel arbitration, stayed the State’s motion to enforce pending the arbitration, and ordered a status conference for 9 February 2024. On
7 March 2023, Iowa filed a withdrawal of its motion to enforce.
53.On 29 November 2022, the State of New Mexico filed a
complaint, or in the alternative, a motion to enforce the
Consent Decree and MSA against the PMs asserting, among
other things, claims for breach of contract and violations
of New Mexico’s Unfair Practices Act. New Mexico seeks
compensatory damages in an amount to be determined
at trial, as well as treble damages, punitive damages, and
declaratory and injunctive relief. The PMs’ deadline to answer or respond was 29 December 2022. On 15 December 2022,
the PMs filed an opposed motion for an extension of deadlines and pages to file their response on 10 February 2023.
New Mexico filed its response to the motion on 20 December
2022 and the PMs filed their reply on 30 December 2022.
On 13 January 2023, the court granted the PMs’ motion to
extend their deadline to file their response to 10 February
2023. On 10 February 2023, the PMs filed a motion to compel
arbitration or, in the alternative, motion to dismiss New
Mexico’s complaint and alternative motion to enforce.
The State’s response to the PMs’ motion to compel was filed
on 27 March 2023, and the PMs’ reply was filed on 14 April
2023; a hearing was held on 30 October 2023. On
29 December 2023, the New Mexico District Court
granted the PMs’ motion to compel arbitration.
54.On 2 March 2023, the State of Texas issued a demand letter to RJRT, PM USA and ITG, pursuant to the Texas Tobacco
Settlement Agreement, for underpaid sums owed to Texas for
years 2019 through 2022 and a change in the calculation going forward, asserting that RJRT, PM USA and ITG issued
payments to Texas that were based on unauthorized changes
to the base year 1997 net operating profit by incorporating
into their calculations the lower federal corporate tax rate enacted in 2018. The State seeks damages in the amount of at least US$114 million (approximately £89.4 million) cumulative for 2019 through 2022 (the last year for which there was a
calculation at the time of the demand). In addition, in a letter to the independent accounting firm retained by the parties
to calculate settlement payments due under the previously
settled State Settlement Agreements,
PricewaterhouseCoopers LLC (PwC LLC) dated 3 March
2023, Texas requested that PwC LLC’s calculation of the net
operating profit adjustment due to Texas for 2022 be based
on the value fixed in the Mississippi decision (discussed
above) that found the base year 1997 net operating profit to be used in calculating the net operating profit adjustment was not affected by the change in the federal corporate tax rate in
2018. On 13 March 2023, the parties entered into an
agreement tolling the statute of limitations for the State to file a motion to enforce on these issues until 15 May 2023. On
24 March 2023, PwC LLC’s calculation of the net operating
profit adjustment due to Texas for 2022 did not use the value fixed in the Mississippi decision. On 8 May 2023, PM USA and
RJRT filed a motion to enforce the settlement agreement. On
22 May 2023, Texas filed its opposition and cross-motion to
enforce the settlement agreement. On 30 May 2023, PM USA
and RJRT filed a combined opposition to the cross-motion and reply in further support of the motion. On 6 June 2023, Texas filed a reply in support of its cross motion to enforce the
settlement agreement. On 13 June 2023, PM USA and RJRT
filed a sur-reply in response to the State’s reply in support of cross-motion to enforce the settlement agreement.
The motion and cross-motion are fully submitted.
Tobacco-Related Litigation Outside the U.S.
55.As at 31 December 2023:
a)medical reimbursement actions are being brought
in Angola, Brazil, Canada, Nigeria and South Korea;
b)class actions are being brought in Canada and Venezuela; and
c)active tobacco product liability claims against the Group’s companies existed in 12 markets outside the U.S. The only
markets with five or more claims were Argentina, Brazil,
Canada, Chile, Nigeria and Italy.
(a) Medical reimbursement cases
Angola
56.In November 2016, BAT Angola affiliate Sociedade Unificada de Tabacos de Angola (SUT) was served with a collective
action filed in the Provincial Court of Luanda, 2nd Civil Section, by the consumer association Associação Angolana dos
Direitos do Consumidor (AADIC). The lawsuit seeks damages
of AOA800,000,000 (approximately £745,597) allegedly
incurred by the Angolan Instituto Nacional do Controlo do
Cancro (INCC) for the cost of treating tobacco-related
disease, non-material damages allegedly suffered by certain
individual smokers on the rolls of INCC, and the mandating of certain cigarette package warnings. SUT filed its answer to
the claim on 5 December 2016. The case remains pending.
Canada
57.On 1 March 2019, the Quebec Court of Appeal handed down
a judgment which largely upheld and endorsed the lower
court’s previous decision in two Quebec class actions (the
Quebec Class Actions), as further described below. The share of the judgment for Imperial, the Group’s operating company
in Canada, is approximately CAD$9.2 billion (approximately
£5.5 billion). As a result of this judgment, there were attempts by the Quebec plaintiffs to obtain payment out of the
CAD$758 million (approximately £451 million) on deposit with the court. JTI-MacDonald Corp (a co-defendant in the cases)
filed for creditor protection under the Companies’ Creditors
Arrangement Act (the CCAA) on 8 March 2019. A court order
to stay all tobacco litigation in Canada against all defendants
(including RJRT and its affiliate R.J. Reynolds Tobacco
International Inc. (collectively, the RJR Companies)) until
4 April 2019 was obtained, and the need for a mediation
process to resolve all the outstanding litigation across the country was recognised. On 12 March 2019 Imperial filed for
creditor protection under the CCAA. In its application Imperial asked the Ontario Superior Court to stay all pending or
contemplated litigation against Imperial, certain of its
subsidiaries and all other Group companies that were
defendants in the Canadian tobacco litigation, including
British American Tobacco p.l.c. (the Company), Investments,
Industries and Carreras Rothmans Limited (collectively, the
UK Companies). On 22 March 2019, Rothmans, Benson &
Hedges Inc. also filed for CCAA protection and obtained a stay of proceedings (together with the other two stays, the Stays).
The Stays are currently in place until 29 March 2024. While
the Stays are in place, no steps are to be taken in connection with the Canadian tobacco litigation with respect to Imperial, certain of its subsidiaries or any other Group company. The
parties continue to work towards a plan of arrangement or
compromise in a confidential mediation (by order of the
Court) as part of the CCAA process. The length and ultimate
outcome of the CCAA process, including the resolution of the underlying legal proceedings, remain uncertain.
The below represents the state of the referenced litigation
as at the advent of the Stays.
Following the implementation of legislation enabling provincial governments to recover health-care costs directly from
tobacco manufacturers, 10 actions for recovery of health-care costs arising from the treatment of smoking- and health-
related diseases have been brought. These proceedings
name various Group companies as defendants, including the
UK Companies and Imperial as well as the RJR Companies.
Pursuant to the terms of the 1999 sale of RJRT’s international tobacco business to Japan Tobacco Incorporated (JTI), JTI has agreed to indemnify RJRT for all liabilities and obligations
(including litigation costs) arising in respect of the Canadian recoupment actions. Subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these actions.
59.The 10 cases were proceeding in British Columbia, New
Brunswick, Newfoundland and Labrador, Ontario, Quebec,
Manitoba, Alberta, Saskatchewan, Nova Scotia and Prince
Edward Island. The enabling legislation is in force in all
10 provinces. In addition, legislation has received Royal Assent in two of the three territories in Canada, but has yet to be proclaimed into force.
Canadian province: British Columbia
Act pursuant to which Claim was brought: Tobacco
Damages and Health Care Costs Recovery Act 2000
Companies named as Defendants: Imperial, Investments,
Industries, Carreras Rothmans Limited, the RJR Companies
and other former Rothmans Group companies have been
named as defendants and served.
Current stage: The defences of Imperial, Investments,
Industries, Carreras Rothmans Limited and the RJR
Companies have been filed, and document production and
discoveries were ongoing. On 13 February 2017, the Province
delivered an expert report dated October 2016, quantifying
its damages in the amount of CAD$118 billion (approximately
£70.2 billion). No trial date has been set. The federal
government is seeking CAD$5 million (approximately
£3.0 million) jointly from all the defendants in respect of costs pertaining to the third-party claim, now dismissed.
Canadian province: New Brunswick
Act pursuant to which Claim was brought: Tobacco
Damages and Health Care Costs Recovery Act 2006
Companies named as Defendants: Imperial, the UK
Companies and the RJR Companies have been named as
defendants and served.
Current stage: The defences of Imperial, the UK Companies
and the RJR Companies have been filed and document
production and discoveries are substantially complete. The
most recent expert report filed by the Province estimated a
range of damages between CAD$11.1 billion (approximately
£6.6 billion) and CAD$23.2 billion (approximately £13.8 billion), including expected future costs. Following a motion to set a trial date, the New Brunswick Court of Queen’s Bench ordered that the trial commence on 4 November 2019. On 7 March
2019, the New Brunswick Court of Queen’s Bench released a
decision which requires the Province to produce a substantial amount of additional documentation and data to the
defendants. As a result, the original trial date of 4 November
2019 would have been delayed. No new trial date has been set.
Canadian province: Ontario
Act pursuant to which Claim was brought: Tobacco
Damages and Health Care Costs Recovery Act 2009
Companies named as Defendants: Imperial, the UK
Companies and the RJR Companies have been named as
defendants and served.
Current stage: The defences of Imperial, the UK Companies
and the RJR Companies have been filed. The parties
completed significant document production in the summer
of 2017 and discoveries commenced in the autumn of 2018.
On 15 June 2018, the Province delivered an expert report
quantifying its damages in the range of CAD$280 billion
(approximately £167 billion) – CAD$630 billion (approximately
£375 billion) in 2016/2017 dollars for the period 1954 – 2060, and the Province amended the damages sought in its
Statement of Claim to CAD$330 billion (approximately
£196.3 billion). On 31 January 2019, the Province delivered
a further expert report claiming an additional amount
between CAD$9.4 billion (approximately £5.6 billion)
and CAD$10.9 billion in damages (approximately £6.5 billion)
in respect of ETS. No trial date has been set.
Canadian province: Newfoundland and Labrador
Act pursuant to which Claim was brought: Tobacco Health
Care Costs Recovery Act 2001
Companies named as Defendants: Imperial, the UK
Companies and the RJR Companies have been named
as defendants and served.
Current stage: This case is at an early case management
stage. The defences of Imperial, the UK Companies and
the RJR Companies have been filed and the Province began
its document production in March 2018. Damages have not
been quantified by the Province. No trial date has been set.
Canadian province: Saskatchewan
Act pursuant to which Claim was brought: Tobacco
Damages and Health Care Costs Recovery Act 2007
Companies named as Defendants: Imperial, the UK
Companies and the RJR Companies have been named
as defendants and served.
Current stage: This case is at an early case management
stage. The defences of Imperial, the UK Companies and the
RJR Companies have been filed and the Province has delivered a test shipment of documents. Damages have not been
quantified by the Province. No trial date has been set.
          Canadian province: Manitoba
Act pursuant to which Claim was brought: Tobacco
Damages Health Care Costs Recovery Act 2006
Companies named as Defendants: Imperial, the UK
Companies and the RJR Companies have been named
as defendants and served.
Current stage: This case is at an early case management
stage. The defences of Imperial, the UK Companies and the
RJR Companies have been filed and document production
commenced. Damages have not been quantified by the
Province. No trial date has been set.
Canadian province: Alberta
Act pursuant to which Claim was brought: Crown’s Right
of Recovery Act 2009
Companies named as Defendants: Imperial, the UK
Companies and the RJR Companies have been named as
defendants and served.
Current stage: This case is at an early case management
stage. The defences of Imperial, the UK Companies and the
RJR Companies have been filed and the Province commenced
its document production. The Province has stated its claim to be worth CAD$10 billion (approximately £5.9 billion). No trial date has been set.
Canadian province: Quebec
Act pursuant to which Claim was brought: Tobacco Related
Damages and Health Care Costs Recovery Act 2009
Companies named as Defendants: Imperial, Investments,
Industries, the RJR Companies and Carreras Rothmans
Limited have been named as defendants and served.
Current stage: This case is at an early case management
stage. The defences of Imperial, Investments, Industries,
Carreras Rothmans Limited and the RJR Companies have
been filed. Motions over admissibility of documents and
damages discovery have been filed but not heard. The
Province is seeking CAD$60 billion (approximately
£35.7 billion). No trial date has been set.
Canadian province: Prince Edward Island
Act pursuant to which Claim was brought: Tobacco
Damages and Health Care Costs Recovery Act 2009
Companies named as Defendants: Imperial, the UK
Companies and the RJR Companies have been named as
defendants and served.
Current stage: This case is at an early case management
stage. The defences of Imperial, the UK Companies and the
RJR Companies have been filed and the next step was
expected to be document production, which the parties
deferred for the time being. Damages have not been
quantified by the Province. No trial date has been set.
Canadian province: Nova Scotia
Act pursuant to which Claim was brought: Tobacco Health
Care Costs Recovery Act 2005
Companies named as Defendants: Imperial, the UK
Companies and the RJR Companies have been named as
defendants and served.
Current stage: This case is at an early case management
stage. The defences of Imperial, the UK Companies and the
RJR Companies have been filed. The Province provided a test
document production in March 2018. Damages have not been
quantified by the Province. No trial date has been set.
Nigeria
60.British American Tobacco (Nigeria) Limited (BAT Nigeria), the
Company and Investments have been named as defendants in
a medical reimbursement action by the federal government of
Nigeria, filed on 6 November 2007 in the Federal High Court, and in similar actions filed by the Nigerian states of Kano
(9 May 2007), Oyo (30 May 2007), Lagos (13 March 2008),
Ogun (26 February 2008), and Gombe (17 October 2008)
commenced in their respective High Courts. In the five cases that remain active, the plaintiffs seek a total of approximately
NGN10.6 trillion (approximately £9.3 billion) in damages,
including special, anticipatory and punitive damages,
restitution and disgorgement of profits, as well as declaratory and injunctive relief.
61.The suits claim that the state and federal government
plaintiffs incurred costs related to the treatment of smoking-
related illnesses resulting from allegedly tortious conduct by the defendants in the manufacture, marketing, and sale of
tobacco products in Nigeria, and assert that the plaintiffs are entitled to reimbursement for such costs. The plaintiffs assert causes of action for negligence, negligent design, fraud and deceit, fraudulent concealment, breach of express and implied warranty, public nuisance, conspiracy, strict liability,
indemnity, restitution, unjust enrichment, voluntary
assumption of a special undertaking, and performance
of another’s duty to the public.
62.The Company and Investments have made a number of
challenges to the jurisdiction of the Nigerian courts. Such
challenges are still pending (on appeal) against the federal government and the states of Lagos, Kano, Gombe and Ogun.
The underlying cases are stayed or adjourned pending the
final outcome of these jurisdictional challenges. In the state of
Oyo, on 13 November 2015, and 24 February 2017, respectively, the Company’s and Investments’ jurisdictional challenges
were successful in the Court of Appeal and the issuance
of the writ of summons was set aside.
South Korea
63.In April 2014, Korea’s National Health Insurance Service (NHIS)
filed a healthcare recoupment action against KT&G (a Korean
tobacco company), PM Korea and BAT Korea (including BAT
Korea Manufacturing). The NHIS is seeking damages of
roughly KRW54 billion (approximately £32.9 million) in respect of health care costs allegedly incurred by the NHIS treating patients with lung (small cell and squamous cell) and laryngeal
(squamous cell) cancer between 2003 and 2012. Court
hearings in the case, which constitute the trial, commenced
in September 2014. On 20 November 2020, the court issued
a judgment in favour of the defendants and dismissing all of the plaintiff’s claims. The NHIS filed an appeal of the judgment on 11 December 2020. Appellate proceedings commenced
in June 2021 and remain ongoing.
Brazil
64.On 21 May 2019, the Federal Attorney’s Office (AGU) in Brazil
filed an action in the Federal Court of Rio Grande do Sul
against the Company, the BAT Group’s Brazilian subsidiary
Souza Cruz LTDA (Souza Cruz), Philip Morris International,
Philip Morris Brazil Indústria e Comércio LTDA and Philip
Morris Brasil S/A (collectively, PMB), asserting claims for
medical reimbursement for funds allegedly expended by the
federal government as public health care expenses to treat
26 tobacco-related diseases over the last five years from
the filing date and that will be expended in perpetuity during future years, including diseases allegedly caused both by
cigarette smoking and exposure to ETS. The action includes
a claim for moral damages allegedly suffered by Brazilian
society to be paid into a public welfare fund. The action is for an unspecified amount of monetary compensation, as
the AGU seeks a bifurcated action in which liability would be determined in the first phase followed by an evidentiary phase to ascertain damages.
65.On 19 July 2019, the trial court ordered that service of the action on the Company be effected via service on Souza Cruz. On
6 August 2019, Souza Cruz refused to receive service on behalf of the Company due to Souza Cruz’s lack of power to do so.
On 7 August 2019, Souza Cruz was served with the complaint.
Following further proceedings in 2019 and 2020 in both the trial and appellate courts challenging the issue of service on the
Company, the court ruled that service of the Company via its
Brazilian subsidiary Souza Cruz constituted proper service, and ordered that defences be filed. Souza Cruz and the Company
filed their respective defences on 12 May 2020.
66.On 19 February 2021, the Associação de Controle do
Tabagismo, Promoção da Saúde (ACT) filed a petition seeking
to intervene in the case as amicus curiae. Souza Cruz, PMB
and the Company filed responses (on 25 March 2021,
26 March 2021 and 20 August 2021, respectively) asserting
that ACT's request should be rejected and/or in the alternative that the scope of ACT's intervention rights should be limited.
On 13 May 2022, the trial court ordered the AGU to reply to
the defences within 30 business days, and also permitted the
ACT to intervene, limiting ACT's rights as amicus curiae to
presenting technical and scientific opinions and participating in court hearings. The AGU submitted its reply on 5 July 2022.
Souza Cruz, PMB and the Company submitted responses to
the AGU's reply on 26 August 2022. On 19 May 2020, notice
was sent to the Public Prosecutor’s Office (MPF) regarding
the AGU’s request that the MPF join the action as a plaintiff.
The MPF, via its response filed on 10 July 2020, declined to join the action as party, but will act as an ‘inspector of the law’, which enables MPF to express its opinion on case matters.
On 10 October 2022, the MPF submitted an opinion on
preliminary issues and evidence, which called for rejection of the defendants’ preliminary defences and the majority of the evidence requested by AGU and defendants. Defendants
Philip Morris International (PMI), PMB, the Company and
Souza Cruz filed responses to the MPF’s opinion on
14 November 2022, 18 November 2022, 2 March 2023
and 3 March 2023, respectively. On 6 December 2023,
the Fundação Oswaldo Cruz (FIOCRUZ), a research and
development arm of the Brazilian Ministry of Health, filed
a petition seeking to intervene in the case as amicus curiae.
PMB and Souza Cruz filed responses on 8 January 2024 and
24 January 2024, respectively, asserting that the FIOCRUZ
petition should be rejected or in the alternative that any
intervention rights should be limited.
(b) Class Actions
Canada
67.As described in paragraph 57, the Canadian tobacco litigation is currently stayed subject to court-ordered stays of proceeding
(the Stays). The Stays are currently in place until 29 March 2024.
While the Stays are in place, no steps are to be taken in
connection with the Canadian tobacco litigation with respect to
Imperial, certain of its subsidiaries or any other Group company.
The parties continue to work towards a plan of arrangement or compromise in a confidential mediation (by order of the Court)
as part of the CCAA process. The length and ultimate outcome of the CCAA process, including the resolution of the underlying legal proceedings, remains uncertain.
68.The below represents the state of the referenced litigation as at the advent of the Stays.
69.There are 11 class actions being brought in Canada against
Group companies.
70.Knight Class Action: the Supreme Court of British Columbia
certified a class of all consumers who purchased Imperial
cigarettes in British Columbia bearing ‘light’ or ‘mild’
descriptors since 1974. The plaintiff is seeking compensation for amounts spent on ‘light and mild’ products and a
disgorgement of profits from Imperial on the basis that the
marketing of light and mild cigarettes was deceptive because it conveyed a false and misleading message that those
cigarettes are less harmful than regular cigarettes.
71.On appeal, the appellate court confirmed the certification of the class, but limited any financial liability, if proven, to 1997 onward. Imperial’s third-party claim against the federal
government was dismissed by the Supreme Court of Canada.
The federal government is seeking a cost order of
CAD$5 million (approximately £3.0 million) from Imperial
relating to its now dismissed third-party claim. After being dormant for several years, the plaintiff delivered a Notice of
Intention to Proceed, and Imperial delivered an application to dismiss the action for delay. The application was heard on
23 June 2017 and was dismissed on 23 August 2017. Notice to
class members of certification was provided on 14 February
2018. As at the date of the Stays, the next steps were
expected to include discovery-related ones.
72.Growers’ Class Action: in December 2009, Imperial was
served with a proposed class action filed by Ontario tobacco farmers and the Ontario Flue-Cured Tobacco Growers’
Marketing Board. The plaintiffs allege that Imperial and the
Canadian subsidiaries of Philip Morris International and JTI failed to pay the agreed domestic contract price to the
growers used in products manufactured for the export market
and which were ultimately smuggled back into Canada. JTI
has sought indemnification pursuant to the JTI Indemnities
(discussed below at paragraphs 132-133). The plaintiffs seek damages in the amount of CAD$50 million (approximately
£29.7 million). Various preliminary challenges have been heard, the last being a motion for summary judgment on a limitation period. The motion was dismissed and ultimately, leave to
appeal to the Ontario Court of Appeal was dismissed in
November 2016. In December 2017, the plaintiffs proposed
that the action proceed by way of individual actions as
opposed to a class action. The defendants did not consent.
As at the date of the Stays, the claim was in abeyance pending further action from the plaintiffs.
73.Quebec Class Actions: there are currently two smoking
and health class actions in Quebec, certified by the Quebec
Superior Court on 21 February 2005 against Imperial and
two other domestic manufacturers. Judgment was rendered
against the defendants on 27 May 2015. Pursuant to the
judgment, the plaintiffs were awarded damages and interest
against Imperial and the Canadian subsidiaries of Philip Morris
International and JTI in the amount of CAD$15.6 billion
(approximately £9.3 billion), most of which was on a joint and several basis, of which Imperial’s share was CAD$10.4 billion
(approximately £6.2 billion). An appeal of the judgment was
filed on 26 June 2015. The court also awarded provisional
execution pending appeal of CAD$1,131 million (approximately
£673 million), of which Imperial’s share was approximately
CAD$742 million (approximately £441 million). This order was subsequently overturned by the Court of Appeal. Following
the cancellation of the order for provisional execution, the plaintiffs filed a motion against Imperial and one other
manufacturer seeking security in the amount of CAD$5 billion
(approximately £3.0 billion) to guarantee, in whole or in part, the payment of costs of the appeal and the judgment. On
27 October 2015, the Court of Appeal ordered the parties
to post security for the judgment in the amount of
CAD$984 million (approximately £585 million), of which
Imperial’s share was CAD$758 million (approximately
£450.9 million) which amounts have been paid into court.
Imperial's share was later recalculated by the Court of Appeal as CAD$759 million (approximately £451.5 million). On 1 March
2019, the trial judgment was upheld by a unanimous decision
of the five-member panel of the Court of Appeal, with one
exception being an amendment to the original interest
calculation applied to certain portions of the judgment.
The interest adjustment has resulted in the reduction of
the total maximum award in the two cases to CAD$13.7 billion
(approximately £8.1 billion) as at 1 March 2019, with Imperial’s share being reduced to approximately CAD$9.2 billion
(approximately £5.5 billion).
74.Other Canadian Smoking and Health Class Actions: seven
putative class actions, described below, have been filed against various Canadian and non-Canadian tobacco-related entities,
including the UK Companies, Imperial and the RJR Companies,
in various Canadian provinces. In these cases, none of which have quantified their asserted damages, the plaintiffs allege claims based on fraud, fraudulent concealment, breach of
warranty of merchantability, and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a ‘special duty’ to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability and violations of various trade practices and competition statutes.
Pursuant to the terms of the 1999 sale of RJRT’s international tobacco business, and subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these seven
actions (Semple, Kunka, Adams, Dorion, Bourassa, McDermid
and Jacklin, discussed below).
75.In June 2009, four smoking and health class actions were filed in Nova Scotia (Semple), Manitoba (Kunka), Saskatchewan
(Adams) and Alberta (Dorion) against various Canadian and
non-Canadian tobacco-related entities, including the
UK Companies, Imperial and the RJR Companies. In
Saskatchewan, the Company, Carreras Rothmans Limited
and Ryesekks p.l.c. have been released from Adams, and
the RJR Companies have brought a motion challenging the
jurisdiction of the court. There are service issues in relation to Imperial and the UK Companies in Alberta and in relation
to the UK Companies in Manitoba. The plaintiffs did not serve their certification motion materials and no dates for
certification motions were set.
76.In June 2010, two further smoking and health class actions were filed in British Columbia (Bourassa and McDermid) against various Canadian and non-Canadian tobacco-related entities,
including Imperial, the UK Companies and the RJR Companies.
The UK Companies, Imperial, the RJR Companies and other
defendants objected to jurisdiction. Subsequently, the
Company, Carreras Rothmans Limited and Ryesekks p.l.c. were
released from the actions. Imperial, Industries, Investments and the RJR Companies remain as defendants in both actions. The
plaintiffs did not serve their certification motion materials and no dates for certification motions were set.
77.In June 2012, a smoking and health class action was filed in
Ontario (Jacklin) against various Canadian and non-Canadian
tobacco-related entities, including the UK Companies, Imperial and the RJR Companies. The claim has been in abeyance.
78.A proposed national class action was filed in the British Columbia
Supreme Court by Danver Bauman (via his litigation guardian)
on 21 December 2023 against Imperial Tobacco Company
Ltd., ITCAN, and Nicoventures Trading Limited (Nicoventures)
alleging numerous statutory and common law causes of
action in connection with the design, marketing and sale of
Zonnic. The action was issued in violation of the CCAA Stay, is subject to the CCAA Stay, and has not been served.
Venezuela
79.In April 2008, the Venezuelan Federation of Associations
of Users and Consumers (FEVACU) and Wolfang Cardozo
Espinel and Giorgio Di Muro Di Nunno, acting as individuals, filed a class action against the Venezuelan government.
The class action seeks regulatory controls on tobacco and
recovery of medical expenses for future expenses of treating smoking-related illnesses in Venezuela. Both C.A Cigarrera
Bigott Sucs. (Cigarrera Bigott), a Group subsidiary, and
ASUELECTRIC, represented by its president Giorgio Di Muro
Di Nunno (who had previously filed as an individual), have been admitted as third parties by the Constitutional Chamber of
the Supreme Court of Justice. A hearing date for the action is yet to be scheduled. On 25 April 2017 and on 23 January 2018,
Cigarrera Bigott requested the court to declare the lapsing of the class action due to no proceedings taking place in the case in over a year. A ruling on the matter is yet to be issued.
(c) Individual Tobacco-Related Personal Injury Claims
80.As at 31 December 2023, the jurisdictions with the most active individual cases against Group companies were, in descending order: Chile (17), Brazil (15), Italy (eight), Canada (five), Argentina
(five) and Ireland (two). There were a further two jurisdictions with one active case only. Out of these 54 active individual cases, as at 31 December 2023 there were two cases in
Argentina that have resulted in pending unfavourable
judgments. In one case, damages were awarded totalling
ARS685,976 (approximately £665) in compensatory damages
and ARS2,500,000 (approximately £2,425) in punitive
damages, plus post-judgment interest. This judgment was
reversed via an appellate court ruling issued 19 September
2023. The plaintiff’s petition for leave to appeal to the
Argentina Supreme Court was denied on 29 November 2023.
The plaintiff filed an extraordinary appeal to the Argentina
Supreme Court on 7 December 2023, which appeal remains
pending. In the other case, compensatory damages were
awarded totalling ARS2,850,000 (approximately £2,765 ),
with post-judgment interest totalling approximately
ARS195,588,410 (approximately £189,767). This judgment is
currently on appeal. In addition, on 25 August 2023, an adverse judgment was served in an individual action in Türkiye
awarding TRY10,000 (approximately £265) in compensatory
damages. The judgment is under appeal.
Non-Tobacco-Related Litigation
Vuse Litigation
81.On 22 July 2020, Nicholas Bernston filed a personal injury action in the Northern District of Oklahoma against JUUL Labs
Inc. (JUUL), Altria Client Services, LLC, RJR Vapor, Reynolds
American, and others. The complaint seeks damages for
personal injuries (including pneumonia and acute respiratory failure) allegedly resulting from vaping on several theories, including strict liability, negligence, and breach of implied warranty of merchantability. On 5 August 2020, the Judicial
Panel on Multidistrict Litigation entered a conditional transfer order transferring the case to the Northern District of
California for pretrial proceedings as part of the JUUL
multidistrict litigation (MDL). On 1 December 2023, the
plaintiff dismissed the action against RJR Vapor and Reynolds
American with prejudice.
82.On 11 January 2023, Camellia Chastain filed a putative class action complaint in the Middle District of Florida against
RJR Vapor. The complaint sought damages arising from
alleged discoloration and/or a burnt taste in Vuse Alto Golden
Tobacco pods based on several theories, including state
consumer protection statutes, false and misleading
advertising, breach of warranty, negligent misrepresentation, fraud, and unjust enrichment. The complaint sought to certify two classes, including a Florida class and a multi-state class from the states of North Carolina, South Carolina, Georgia,
Alabama, and Mississippi. On 15 March 2023, the court
granted the plaintiff’s notice of voluntary dismissal and
dismissed the case with prejudice.
Croatian Distributor Dispute
83.BAT Hrvatska d.o.o u likvidaciji and British American Tobacco
Investments (Central and Eastern Europe) Limited are named
as defendants in a claim by Mr Perica received on 22 August
2017 and brought before the commercial court of Zagreb,
Croatia. Mr Perica seeks damages of HRK408,000,000
(approximately €54 million / £47 million) relating to a BAT
Standard Distribution Agreement dating from 2005. BAT
Hrvatska d.o.o and British American Tobacco Investments
(Central and Eastern Europe) Ltd filed a reply to the statement of claim on 6 October 2017. A hearing had been scheduled to
take place on 10 May 2018, but it was postponed due to a
change of the judge hearing the case. The Commercial Court
in Zagreb declared they do not have jurisdiction and that the competent court to hear this case is the Municipal Court in
Zagreb. TDR d.o.o. is also named as the defendant in a claim by Mr Perica received on 30 April 2018 and brought before the commercial court of Zagreb, Croatia. Mr. Perica seeks
payment in the amount of HRK408,000,000 (approximately
€54 million / £47 million) claiming that BAT Hrvatska d.o.o.
transferred a business unit to TDR d.o.o, thus giving rise to a liability of TDR d.o.o. for the debts incurred by BAT Hrvatska
d.o.o, on the basis of the provisions of Croatian civil obligations law. A response to the statement of claim was filed on 30 May
2018. The Commercial Court in Zagreb declared they do not
have jurisdiction and that the competent court to hear this
case is the Municipal Court in Pula. Mr Perica filed an appeal against this decision which was rejected by the High
Commercial Court of The Republic of Croatia confirming
therewith that the competent court to hear this case is the
Municipal Court in Pula. The Municipal Court in Zagreb has
decided that the claims by Mr Perica initiated on 22 August
2017 and 30 April 2018 shall be heard as one case in front of the Municipal Court of Zagreb. After the two hearings have
been held, the Municipal Court of Zagreb has appointed the
court financial and auditing appraisal to determine the value of Mr Perica’s claim.
Florence Proceedings
84.British American Tobacco Italia SpA has been charged with administrative offences in Florence, Italy in a case against a large number of individual and corporate defendants. This
relates to potential allegations of failure to supervise or take appropriate steps to prevent alleged corruption by two (now
former) employees. Any financial penalty is not thought likely to be material.
Patents and Trademark Litigation
85.Certain Group companies are party to a number of patent
litigation cases and procedural challenges concerning the
validity of patents owned by or licensed to them and/or the
alleged infringement of third parties’ patents.
86.On 22 June 2018, an affiliate of PMI commenced proceedings against British American Tobacco Japan, Ltd. (BAT Japan) in the
Japanese courts challenging the import, export, sale and offer of sale of the glo device and of the NeoStiks consumable in Japan at the time the claim was brought (and earlier models of the glo device), alleging that the glo devices directly infringe certain claims of two Japanese patents that have been issued to the
PMI affiliate and that the NeoStiks indirectly infringe certain claims of those patents. On 17 January 2019, the PMI affiliate introduced new grounds of infringement, alleging that the glo device also infringes some other claims in the two PMI affiliate’s
Japanese patents. Damages for the glo device and NeoStik are claimed in the court filing, to the amount of JPY100 million
(approximately £556,418). The PMI affiliate has also filed a request for injunction with respect to the glo device. BAT Japan denies infringement and is challenging the validity of the two
PMI affiliate’s Japanese patents. On 30 November 2022, the
Tokyo District Court dismissed both of the above claims of the
PMI affiliate on the grounds that both of the above two PMI
affiliate's Japanese patents lack inventive step and would be invalidated by a patent invalidation trial. The PMI affiliate has appealed against this judgment. The Intellectual Property High
Court upheld this judgment and dismissed the appeal of the
PMI affiliate on 28 November 2023. The PMI affiliate filed a final appeal and a petition for acceptance of final appeal against the judgment of the Intellectual Property High Court.
87.On 11 February 2022, Nicoventures commenced an action in
the England and Wales High Court (Patents Court) against Philip
Morris Products S.A. (PMP) for revocation against one of PMP’s patents (a further divisional patent in the same family was added into the revocation action on 27 May 2022). On 22 August 2022,
PMP counterclaimed for patent infringement against
Nicoventures and Investments concerning certain ‘glo’ tobacco heating devices that comprise two inductive heating coils and their corresponding consumables. (PMP later abandoned its
counterclaim in respect of one of the patents but maintained its counterclaim in respect of the other.) PMP sought an injunction and damages (plus interest thereon). The trial was heard in
March 2023. On 18 April 2023 the England and Wales High Court
(Patents Court) handed down its judgment finding that the PMP patents were valid but one of them is not infringed
(the counterclaim in respect of the other patent having been abandoned). Thus, PMP's counterclaim for patent
infringement against Nicoventures and Investments failed.
Both parties have permission to appeal the decision, which
will be heard by the Court of Appeal on 19 and 20 March 2024.
88.On 28 May 2020, Altria Client Services LLC and U.S. Smokeless
Tobacco Company LLC commenced proceedings against
RJR Vapor before the U.S. District Court for the Middle District of North Carolina against the vapour products Vuse Vibe and
Vuse Alto, and the tin used in the modern oral product Velo. Nine patents in total were asserted: two against Vibe, four against Alto and three against Velo. On 5 January 2021, Altria filed an Amended
Complaint adding Modoral Brands Inc. as a defendant with respect to the Velo product claims. A claim construction hearing was held on 28 April 2021, and the court issued its claim construction ruling on 12 May 2021. All asserted patent claims against Vibe and Velo as well as one of the four patents asserted against Alto were dropped prior to trial, leaving three patents asserted against Alto for trial.
Trial was held from 29 August 2022 to 7 September 2022. The jury found infringement by all accused products and awarded
approximately US$95 million (approximately £74.5 million)
in damages. On 27 January 2023, the court rejected Altria's request to double the jury's awarded royalty rate for post-trial sales and set the royalty rate applicable to post-trial sales to the jury's awarded rate of 5.25%. Altria did not request entry of an
injunction and has stipulated it will not enforce the monetary judgment until appeals are exhausted. On 10 February 2023, RJR
Vapor noticed its appeal to the United States Court of Appeals for the Federal Circuit. Appellate briefing has been completed.
The Federal Circuit has not scheduled a date for oral argument.
89.On 9 April 2020, RAI Strategic Holdings, Inc. and RJR Vapor
commenced an action in the U.S. District Court for the
Eastern District of Virginia against Altria Client Services LLC,
PM USA, Altria Group, Inc., Philip Morris International, Inc.,
and Philip Morris Products S.A. (collectively, Philip Morris)
for infringement of six patents based on the importation
and commercialization within the United States of IQOS. On
8 May 2020 and 12 June 2020, Philip Morris filed Inter Partes
Review (IPR) petitions in the U.S. Patent Office challenging the validity of each of the six patents asserted. On 29 June 2020,
Philip Morris asserted counterclaims alleging that RJR Vapor infringes five patents. On 24 November 2020, the court issued a claim construction order that determined that each
disputed term would have its plain and ordinary meaning.
On 4 December 2020, the magistrate judge issued an order
staying RJR Vapor and Philip Morris’s patent claims pending
a decision by the U.S. Patent Office regarding whether to
proceed with the IPRs. Trial on the Altria and Philip Morris patents began on 8 June 2022. Shortly before trial, Philip
Morris dropped its claims to one patent and the Altria entities dismissed their claims relating to two patents, which left two
Philip Morris patents at issue in the trial. On 15 June 2022, the jury found that RJR Vapor's Alto product infringed two claims in one patent and that its Solo product infringed three claims of the other patent. The jury awarded damages of
US$10,759,755 (approximately £8,439,023), which was
supplemented by the Court to a total of US$14,062,742
(approximately £11,029,601) to account for additional sales
of Solo and Alto through the date of judgment and interest.
Philip Morris requested entry of a permanent injunction
barring sale of the Alto and Solo products. On 30 March 2023, the court denied Philip Morris's request for a permanent
injunction and ordered ongoing royalty rates of 1.8% of net
sales of Alto cartridges and 2.2% of net sales of Solo G2
cartridges. On 1 May 2023, the court granted RJR Vapor’s
motion for entry of judgment under Fed. R. Civ. P. 54(b) and denied Philip Morris’s cross motion to lift the stay as to
RJR Vapor’s offensive patent case. The RJR Vapor offensive
patent case remains stayed pending (i) an appeal by Philip
Morris to the Federal Circuit in relation an exclusion order granted against Philip Morris by the International Trade
Commission based on the relevant patents, which exclusion
order was affirmed by the United States Court of Appeals
for the Federal Circuit on 31 March 2023, and (ii) the decisions in IPRs commenced by Philip Morris against the relevant
patents at the U.S. Patent Office. On 1 May 2023, RJR Vapor
noticed an appeal to the United States Court of Appeals for
the Federal Circuit. On 10 May 2023, Philip Morris noticed
a cross-appeal relating to the denial of its request for a
permanent injunction and the 17 August 2023 amended
judgment on the verdict. RJR Vapor and Philip Morris’s
appeals have been consolidated. Briefing is ongoing.
90.On 27 November 2020 Philip Morris filed a complaint before the Regional Court Mannheim in Germany against British
American Tobacco (Germany) GmbH (BAT Germany) alleging
that the sale, offer for sale and importation of Vype ePod
products infringes a patent. Philip Morris is seeking an
injunction, a recall of product from commercial customers
and a declaratory judgment for damages. The trials of this
action took place on 15 June 2021 and 9 November 2021.
A decision on the matter was promulgated on 30 November
2021. The decision dismissed the complaint in its entirety. On
28 December 2021, Philip Morris lodged an appeal against this decision before the Higher Regional Court Karlsruhe. A date
has not yet been set for the appeal hearing.
91.On 11 December 2020 Philip Morris filed a complaint before the
Regional Court Dusseldorf in Germany against BAT Germany
alleging that the sale, offer for sale and importation of the glo
TABAK HEATER and neo STICK products infringe a patent.
Philip Morris is seeking an injunction, a recall of product from commercial customers and a declaratory judgment for
damages. The trial of this action took place on 30 November
2021. The court promulgated its decision on 21 December 2021 and decided that the above-mentioned products infringe the
patent. The decision was appealed by BAT Germany on
21 December 2021 to the Higher Regional Court Dusseldorf.
The oral hearing of these appeal proceedings took place on
24 November 2022. On 15 December 2022, the Higher
Regional Court Dusseldorf reversed the trial court decision
and dismissed Philip Morris’s complaint in its entirety.
In addition, the Higher Regional Court Dusseldorf did not grant a further appeal to the German Supreme Court
(Bundesgerichtshof (BGH)). PMI filed a motion for leave of
appeal with the BGH, which is why the decision of the Higher
Regional Court Dusseldorf is not yet final. Pursuant to a global settlement agreement between Nicoventures and PMP dated
1 February 2024 that resolves all ongoing patent infringement litigation between the parties related to the Group's Heated
Tobacco and Vapour products, the parties will cause the
proceedings set out in this item 91 and at paragraphs 86, 87,
89, and 90 to be dismissed.
92.On 14 December 2020, Modoral Brands Inc. (Modoral) filed
a complaint in the U.S. District Court for the District of
Delaware against Pinkerton Tobacco Co., LP, Swedish Match
North America LLC, and NYZ AB (collectively Swedish Match)
seeking a declaratory judgment that the importation,
manufacture, use, and/or sale of certain Modoral Velo
products that Modoral acquired from Dryft Sciences does
not infringe a Swedish Match patent or its trade secrets.
On 3 June 2021, the case was transferred to the U.S. District
Court for the Central District of California. On 13 July 2021,
Swedish Match and Helix Innovations GmbH filed
counterclaims against Modoral for infringement of the patent and misappropriation of trade secrets arising out of the
manufacture, use, and sale of Modoral’s Velo product. On
15 December 2021, the court entered a Markman Order
finding that the patent distinguishes a nicotine complex from the claimed ‘nicotine salt,’ and more specifically, affirmatively excluding the nicotine polacrilex complex used in the accused
Velo product from the claimed invention because it is 'not a nicotine salt'. Swedish Match agreed to a joint stipulation and request for entry of judgment of non-infringement for all of the asserted claims of the '908 patent, which the Court
granted on 19 January 2022. The case has been resolved,
and the court entered an order granting the parties’ joint
stipulation of dismissal on 9 February 2023.
93.On 20 September 2023, Healthier Choices Management Corp.
(HCMC) commenced proceedings against RJR Vapor before
the U.S. District Court for the Middle District of North Carolina
against the Vapour product Vuse Alto alleging infringement of
U.S. Patent 9,538,788. On 17 November 2023, RJR Vapor filed
a motion to dismiss the action in its entirety. Briefing on that motion is complete, and it is pending a decision.
Mozambican IP Litigation
94.On 19 April 2017, Sociedade Agrícola de Tabacos, Limitada
(SAT) (a BAT Group company in Mozambique) filed a complaint
to the National Inspectorate for Economic Activities (INAE),
the government body under the Ministry of Industry and
Trade, regarding alleged infringements of its registered
trademark (GT) by GS Tobacco SA (GST). INAE subsequently
seized the allegedly infringing products (GS cigarettes) and fined and ordered GST to discontinue manufacturing products
that could infringe SAT’s intellectual property rights. Following
INAE’s decision, in July 2017 and March 2018, SAT sought
damages via the Judicial Court of Nampula, from GST in the
amount of MZN46,811,700 (approximately £575,018) as well
as a permanent restraint order in connection with the
manufacturing and selling of the allegedly infringing products.
The Judicial Court of Nampula (Tribunal Judicial de Nampula)
granted the order on an interim basis on 7 August 2017. After hearing the parties, on 5 September 2017, the court found that no alleged infringement by GST had occurred and removed the
interim restraint order, this decision was appealed by SAT and is currently pending a decision. GST filed an application for review against INAE’s initial decision directly to the Minister of Trade and Industry, which reversed the decision of INAE.
On 31 December 2018, SAT was notified of GST’s counterclaim
against SAT at the Judicial Court of Nampula for damages
allegedly sustained as a result of SAT’s complaint to INAE
(and INAE’s decision). GST is seeking damages in the amount
of approximately MZN14.5 billion (approximately £178 million).
On 31 January 2019 SAT filed a formal response to the
counterclaim. GST was notified on 28 February 2019 to file a response to SAT's formal response to the counterclaim and
the judge scheduled the preliminary hearing for 14 March 2019.
This hearing was adjourned and was held on 2 April 2019, when the court heard arguments on the validity of GST’s
counterclaim. On 2 September 2019, SAT received notification of an order which provided that (i) SAT’s claim had been
dismissed by the court; and (ii) the GST counterclaim would
proceed to trial. On 9 September 2019 SAT responded to the
order by appealing the dismissal of the SAT claim. Additionally,
SAT made an interlocutory application in the counterclaim
proceedings to challenge certain questions posed by the
judge, on the basis that the responses may be used as
evidence at trial. SAT was notified in December 2021 that the trial of the counterclaim was to take place on 24 February
2022. SAT subsequently submitted a complaint related to that trial to the court, on the basis that prior to any further step being taken in relation to the trial the process should be
submitted to the superior court for analysis, as per the appeals previously submitted in the proceedings. SAT’s complaint has been appreciated favourably and the process will be remitted to the superior court. Trial has not taken place.
Malawi Group Action
95.In December 2020, the Company and British American
Tobacco (GLP) Limited ("GLP") were named as defendants
in a claim made in the English High Court by around
7,500 Malawian tobacco farmers and their family members.
The claim also names Imperial Brands plc and five affiliates as defendants. The claimants allege they were subjected to
unlawful and exploitative working conditions on tobacco farms from which it is alleged that the defendants indirectly acquire tobacco. They seek unquantified damages (including
aggravated and exemplary damages) for the torts of
negligence and conversion and unquantified personal and
proprietary remedies for restitution of unjust enrichment. They also seek an injunction to restrain the commission of further torts of conversion or negligence by the defendants. The
defendants had an application to strike out the claims
dismissed in a judgment dated 25 June 2021. In January 2022, the Company and GLP were served with a similar claim by
around a further 3,500 claimants. The Company and GLP
intend vigorously to defend the claims.
Middle East Litigation
96.On 25 January 2021, Walid Ahmed Mohammed Al Naghi for
Trading Establishment (Al Naghi), a former distributor for the
Group’s operating companies in the Middle East, filed a claim in the Commercial Court in Jeddah, Saudi Arabia, seeking
SAR2,105,356,121 (approximately £440.4 million) for
reimbursement of funds allegedly due under contract. Al Naghi did not formally name any Group entity as a defendant in the claim.
The claim was dismissed orally by the Court on 9 February
2021. On 20 April 2021, Al Naghi filed a new claim in the Jeddah
Commercial Court against B.A.T (U.K. and Export) Limited
(BAT UKE) demanding that BAT UKE reimburse Al Naghi in the
amount of SAR2,105,356,121 allegedly paid by Al Naghi to the customs authorities in customs dues. On 16 June 2021, the
Court of First Instance issued a judgment dismissing the claim against BAT UKE on the ground that BAT UKE lacks legal
standing to be sued. On 22 August 2021, Al Naghi filed an appeal against the Court of First Instance judgment. On 15 November
2021, the Appellate Court remanded the case to the lower Court in order for the lower Court to join BAT entities in Bahrain and
UAE, which Al Naghi had wrongly claimed on appeal to be
branches of BAT UKE. The lower Court tried to summon the
Bahrain and UAE BAT entities to obtain clarifications about their status; however, said entities were not properly notified and did not appear. On 2 August 2022, the Court reversed its decision to seek clarifications from the BAT entities in Bahrain and UAE and dismissed the claim against BAT UKE for lack of legal capacity.
On 29 August 2022, Al Naghi filed an appeal against the Court of
First Instance judgment. On 5 December 2022, the Court of
Appeal issued a judgment affirming the preliminary court's
ruling dismissing Al Naghi's claim against BAT UKE. On
27 December 2022, Al Naghi filed an appeal before the
Supreme Court. On 15 May 2023, the Supreme Court issued
a judgment dismissing Al Naghi's appeal. The dismissal is final in respect of Al Naghi's claim against BAT UKE.
97.On 6 November 2023, Al Naghi filed a claim in the Commercial
Court in Jeddah, Saudi Arabia, seeking SAR2,105,356,121
(approximately £440.4 million) for reimbursement of funds
allegedly due under contract. The claim named British
American Tobacco Middle East W.L.L. as the defendant.
The court has ordered the exchange of memoranda.
The next hearing is scheduled for 21 February 2024.
98.In late December 2023, BAT UKE received a request for
arbitration proceedings from a customer/distributor
in the Middle East, seeking damages of approximately
US$116 million (approximately £91 million). BAT UKE has
submitted its response to the claim.
Asbestos Litigation
99.As at 31 December 2022, there were four active asbestos
personal injury cases against BATUS Holdings Inc. and various other defendants. During the financial year 2023, BATUS
Holdings Inc. was served with 17 new asbestos personal injury cases, and BATUS Holdings Inc. was dismissed from eight
asbestos personal injury cases (including Stuck and
Mannooch) by court order for lack of personal jurisdiction or by voluntary dismissal. Consequently, as of 31 December 2023,
there are 13 active cases. The plaintiffs in each case allege exposure to the defendants’ asbestos and asbestos-
containing talcum powder and cosmetics products, and assert
claims under state law, including for negligence, breach of
warranty, strict liability, conspiracy, fraud and wrongful death.
The plaintiffs seek unspecified compensatory and punitive
damages. Of the 13 active cases, 10 cases (Lowis, Phillips,
Cooke, Dove, Gibbs, Westropp, Knight, Steggles, Doonan, and
Oakenfold) are filed in the Supreme Court of the State of New
York (New York County), two cases (Weber and Redgewell) are
filed in the Circuit Court of the 17th Judicial Circuit in and for
Broward County, Florida, and one case (Caswell) is filed in the
Superior Court of the State of California (Alameda County). In
all of these pending cases, BATUS Holdings Inc. has filed
motions to dismiss for lack of personal jurisdiction.
Cigarette Filter Litter Litigation
100.On 21 November 2022, the Mayor and City Council of
Baltimore, Maryland, filed a lawsuit in the Circuit Court for
Baltimore City naming the Company and RJRT, as well as
PM USA, Altria Group, Liggett Group LLC and a Maryland-
based distributor, as defendants. RJRT was served on
13 December 2022, and the Company received the complaint
on 18 January 2023. The plaintiff, a municipality, alleges that the defendants manufactured, distributed and sold non-
biodegradable cigarette filters with knowledge that
consumers would discard used filters on public property
owned by the plaintiff, and further alleges that the defendants failed to warn consumers of the alleged environmental
impacts of littered filters. The plaintiff asserts causes of action for alleged violation of state and municipal civil and criminal anti-littering and dumping laws, trespass, strict liability and negligent design defect, public nuisance, and strict liability and negligent failure to warn. The plaintiff seeks, among other
relief, unspecified damages (including punitive damages) for costs allegedly incurred removing discarded cigarette filters from public property, and for alleged damage to land and
natural resources and property value diminution, along with
fines under state and municipal laws. On 3 February 2023,
PM USA filed a notice of removal of the litigation to the Federal
District Court in Baltimore, Maryland. The plaintiff moved to remand the action back to the Circuit Court for Baltimore City on 20 March 2023. The federal court, following briefing on the motion, issued an order on 19 January 2024 remanding the
action back to the Circuit Court for Baltimore City.
U.S. Securities Putative Class Action
101.On 24 January 2024, Gary David, a purported holder of
Company securities, initiated a putative class action in the
United States District Court for the Eastern District of New
York on behalf of all purchasers of publicly traded Company
securities between 9 February 2023 and 6 December 2023.
The complaint names the Company and certain of its current
and former officers as defendants, and alleges that during the class period the defendants made false or misleading public
statements regarding the risks and potential likelihood of an impairment charge to the value of the Reynolds cash-
generating units or its brand intangibles. The complaint
does not quantify the claimed damages.
Fox River
Background to environmental liabilities arising out of
contamination of the Fox River:
102.U.S. authorities identified potentially responsible parties
(PRPs), including NCR Corporation (NCR), to fund the clean-
up of polluted sediments in the Lower Fox River, Wisconsin.
Discharges of Polychlorinated Biphenyls (PCBs) from paper
mills and other facilities operating close to the river caused that pollution. Industries’ involvement with the environmental liabilities arises out of (i) indemnity arrangements which it became party to due to various transactions that took place
from the late-1970s onwards and (ii) subsequent litigation
brought by NCR against Industries and Appvion Inc. (Appvion)
(a former Group subsidiary) in relation to those arrangements.
103.Following substantial litigation in the United States regarding the responsibility for the costs of the clean-up operations, and enforcement proceedings brought by the U.S. Government
against NCR and Appvion to ensure compliance with
regulatory orders made relating to the Fox River clean-up,
the District Court of Wisconsin approved (on 23 August 2017)
a form of settlement with the U.S. Government known as a
Consent Decree.
104.A key term of that Consent Decree is that NCR was obliged to perform and fund all of the remaining Fox River remediation work by itself.
105.A cost breakdown filed in support of the motion to approve the Consent Decree estimates the total Fox River clean-up
costs (including natural resource damages) to be
US$1,346 million (approximately £1,055.6 million).
106.A further Consent Decree between the U.S. Government,
P.H. Glatfelter Company and Georgia-Pacific Consumer
Products LP (Georgia-Pacific), approved by the Wisconsin
District Court on 14 March 2019, concluded all remaining
litigation relating to the Fox River. In November 2019,
an arbitral tribunal awarded approximately US$10 million
(approximately £7.8 million) to the remediation contractor
engaged by a limited liability company formed by NCR and
Appvion to perform the Fox River clean-up operation. NCR
has stated (in its 2021 Annual Report on Form 10-K) that its indemnitors and co-obligors were responsible for the majority of the award, with its own share being approximately 25%.
107.On 3 October 2022, the United States Environmental
Protection Agency issued a Certificate of Completion in
respect of remedial action for the Lower Fox River.
Industries’ involvement with environmental liabilities arising out of the contamination of the Fox River:
108.NCR's position is that, under the terms of a 1998 Settlement
Agreement between it, Appvion and Industries, and a 2005
arbitration award, Industries and Appvion had a joint and
several obligation to bear 60% of the Fox River environmental remediation costs imposed on NCR and of any amounts NCR
has to pay in respect of other PRPs’ contribution claims. BAT has not acknowledged any such liability to NCR and has
defences to such claims.
109.Until May 2012, Appvion and Windward Prospects Limited
(Windward) (another former Group subsidiary) paid a 60%
share of the clean-up costs incurred by NCR. Industries was
never required to contribute. Around that time, Appvion
refused to continue to pay clean-up costs, NCR therefore
demanded that Industries pay a 60% share of those costs.
Industries resisted NCR's demand and commenced
proceedings against Windward and Appvion seeking
confirmation of indemnities provided to Industries in respect of any liability it might have to NCR (the English Indemnity
Proceedings) pursuant to a 1990 de-merger agreement
between those parties.
Funding Agreement of 30 September 2014
110.On 30 September 2014, Industries entered into a Funding
Agreement with Windward, Appvion, NCR and BTI 2014 LLC
(BTI) (a wholly owned subsidiary of Industries). Pursuant to the Funding Agreement:
a.the English Indemnity Proceedings (and a related counterclaim)
and NCR-Appvion arbitration were discontinued;
b.the parties agreed a framework through which they would
together fund the ongoing costs of the Fox River clean-up; and
c.NCR agreed to accept funding by Industries at the lower level of 50% of the ongoing clean-up related costs of the Fox River
(rather than the 60% referenced above). This remains subject to an ability to litigate at a later stage the extent of Industries’
liability (if any) in relation to Fox River clean-up-related costs
(including in respect of the 50% of costs that Industries has paid under the Funding Agreement to date).
111.Additionally, Windward has contributed US$10 million
(approximately £7.8 million) of funding. Appvion has
contributed US$25 million (approximately £19.6 million)
for Fox River and agreed to contribute US$25 million
(approximately £19.6 million) for the Kalamazoo River
(see further below). Appvion entered Chapter 11 bankruptcy
protection on 1 October 2017.
112.The parties also agreed to cooperate in order to maximise recoveries from certain claims made against third parties,
including (i) a claim commenced by Windward in the High
Court of England & Wales (the High Court) against Sequana
S.A. (Sequana) and the former Windward directors (the
Windward Dividend Claim), assigned to BTI under the Funding
Agreement, and which relates to dividend payments made by
Windward to Sequana of around €443 million (approximately
£384 million) in 2008 and €135 million (approximately
£117.0 million) in 2009 (the Dividend Payments) and (ii) a claim commenced by Industries directly against Sequana to recover
the value of the Dividend Payments alleging that the dividends were paid for the purpose of putting assets beyond the reach of Windward’s creditors (including Industries) (the BAT
section 423 Claim) (together, the Sequana Proceedings).
113.Pursuant to a judgment of the High Court handed down on
11 July 2016, the court upheld the BAT section 423 Claim. By way of a consequential judgment dated 10 February 2017, the
High Court ordered that Sequana pay to BTI an amount up to
the full value of the 2009 Dividend plus interest, equating to around US$185 million (approximately £145.1 million). The Court dismissed the Windward Dividend Claim.
114.The parties pursued cross-appeals on the judgment
and payments in respect of the judgment were stayed. On
6 February 2019 the Court of Appeal gave judgment upholding
the High Court’s findings, with one immaterial change to
the method of calculating the damages awarded. Sequana
remains liable to pay approximately US$185 million
(approximately £145.1 million) and around £10 million in costs to Industries.
115.On 15 May 2019, the Nanterre Commercial Court made an
order placing Sequana into formal liquidation proceedings.
To date, Sequana has made no payments to Industries.
Because of Sequana’s ongoing insolvency process,
execution of that judgment is stayed.
116.BTI subsequently appealed to the Supreme Court in respect of the Windward Dividend Claims. On 5 October 2022,
the Supreme Court handed down its judgment, dismissing
BTI's appeal.
117.BTI has brought claims against certain of Windward’s former advisers, including Windward’s auditors at the time of the
dividend payments, PricewaterhouseCoopers LLP (PwC)
(which claims were also assigned to BTI under the Funding
Agreement). BTI's claim against PwC is progressing in the High
Court and the trial is scheduled to take place in the summer of
2024. An agreed stay is in place in respect of BTI’s separate assigned claim against Freshfields Bruckhaus Deringer.
118.The sums Industries has paid under the Funding Agreement are subject to the reservation as set out in paragraphs 110-111 above and ongoing adjustment. Clean-up costs can only be
estimated in advance of the work being carried out and
certain sums payable are the subject of ongoing U.S. litigation.
In 2019, Industries paid £32 million in respect of clean-up
costs. In 2020, Industries paid £2 million in respect of clean-up costs. In 2021, Industries paid a further £2 million in respect of clean-up costs. In 2022, Industries has paid an additional
£1 million in respect of clean-up costs. Industries is potentially liable for further costs associated with the clean-up. Industries has a provision of £44 million which represents the current
best estimate of its exposure – see note 24.
Kalamazoo
119.Georgia-Pacific, a designated PRP in respect of the
Kalamazoo River in Michigan, also pursued NCR in relation
to remediation costs caused by PCBs released into that river.
On 26 September 2013, the United States District Court,
Michigan held that NCR was liable as a PRP on the basis that it had arranged for the disposal of hazardous material for the purposes of the Comprehensive Environmental Response,
Compensation and Liability Act (CERCLA).
120.Following further litigation, on 11 December 2019, NCR
announced that it had entered into a Consent Decree with
the U.S. Government and the State of Michigan (subsequently
approved by the Michigan Court on 2 December 2020),
pursuant to which it assumed liability for certain remediation work at the Kalamazoo River. The payments to be made on
the face of the Consent Decree in respect of such work total approximately US$245 million (approximately £192 million).
The Consent Decree also provides for the payment by NCR
of an outstanding judgment against it of approximately
US$20 million (approximately £15.7 million) to Georgia-Pacific.
121.The quantum of the clean-up costs for the Kalamazoo River is presently unclear. It seems likely to exceed the amounts
payable on the face of the Consent Decree.
122.On 10 February 2023, NCR filed a complaint in the United
States District Court for the Southern District of New York
against Industries, seeking a declaration that Industries must compensate NCR for 60% of costs NCR incurred and incurs
relating to the Kalamazoo River site on the asserted basis that the Kalamazoo River constitutes a ‘Future Site’ for the
purposes of the Settlement Agreement. The Funding
Agreement described above does not resolve any such claims.
On 23 June 2023, Industries filed its defence and
counterclaims in the proceedings. On 2 October 2023,
NCR filed a motion for declaratory judgment on its complaint and to strike out Industries’ defences and counterclaims.
Industries has filed its reply to this motion. The motion is expected to be heard in February 2024.
123.Industries also anticipates that NCR will seek to recover from
Appvion (subject to a cap of US$25 million (approximately
£19.6 million)) for ‘Future Sites’ under the Funding Agreement.
The effect of Appvion's Chapter 11 bankruptcy proceedings
on its liability for Future Sites payments under the Funding
Agreement is currently uncertain. NCR has indicated that if
it is unable to obtain recovery from Appvion then it will seek to recover such from Industries as part of the 60% referred
to in paragraph 122 above.
124.In summary, Industries is and has been taking active steps to protect its interests. These include preparation of all its defences and counterclaims, seeking to procure the
repayment of the Windward dividends, pursuing the other
valuable claims that are now within its control, and working with the other parties to the Funding Agreement to maximise
recoveries from third parties with a view to ensuring that
amounts funded towards clean-up related costs are later
recouped under the agreed repayment mechanisms under
the Funding Agreement.
Other environmental matters
125.Reynolds American and its subsidiaries are subject to federal, state and local environmental laws and regulations
concerning the discharge, storage, handling and disposal of
hazardous or toxic substances. Such laws and regulations
provide for significant fines, penalties and liabilities,
sometimes without regard to whether the owner or operator
of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances.
In addition, third parties may make claims against owners
or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic
substances. In the past, RJRT has been named a PRP with
third parties under CERCLA with respect to several superfund sites. Reynolds American and its subsidiaries are not aware of any current environmental matters that are expected to have
a material adverse effect on the business, results of
operations or financial position of Reynolds American or its subsidiaries.
Investigations
126.From time to time, the Group investigates, and becomes aware of governmental authorities’ investigations into allegations of misconduct, including alleged breaches of sanctions and allegations of corruption at Group companies. Some of these allegations are currently being investigated. The Group cooperates with the authorities, where appropriate.
127.On 25 April 2023, the Group announced that it had reached agreement with DOJ and the United States Department of the
Treasury’s Office of Foreign Assets Controls (OFAC) to resolve previously disclosed investigations into suspicions of sanctions breaches. These concerned business activities relating to the Democratic People’s Republic of Korea between 2007 and 2017. British
American Tobacco p.l.c. entered into a three-year deferred prosecution agreement (DPA) with DOJ and a civil settlement agreement with OFAC. DOJ’s charges against the Company—one count of conspiring to commit bank fraud and one count of conspiring to violate sanctions laws—were filed and will later be dismissed if the Company abides by the terms of the DPA. In addition, a BAT subsidiary in Singapore, British-American Tobacco Marketing (Singapore) Private Limited, pleaded guilty to the same charges.
The total amount payable to the U.S. authorities is approximately US$635 million plus interest, which is being paid by British
American Tobacco p.l.c.
Closed litigation matters
128.The following matters on which the Company reported in the contingent liabilities and financial commitments note 31 to the
Company’s 2022 financial statements have been dismissed, concluded or resolved as noted below:

Matter	Jurisdiction	Companies named as Defendants	Description	Disposition
Distributor Customs Dispute	Qatar	British American Tobacco Middle East S.P.C.	Indemnity Litigation	Resolved
Carlson/Alloway/Wolfe asbestos litigation	U.S.	BATUS Holdings Inc	Personal Injury	Voluntary dismissal by plaintiffs
Philip Morris Products S.A. EP (UK) patent counterclaim ('Glo' tobacco heating devices)	UK	Nicoventures Trading Limited, British American Tobacco (Investments) Limited	IP	Court judgment of dismissal in favour of Defendants
Jones v American Tobacco Co	Missouri	RJRT, B&W, Lorillard Tobacco and certain parent companies	Class action	Closed by court as an inactive file
General Litigation Conclusion
129.While it is impossible to be certain of the outcome of any particular case or of the amount of any possible adverse verdict, the Group believes that the defences of the Group’s companies to all these various claims are meritorious on both the law and the facts, and a vigorous defence is being made everywhere.
130.As indicated above, on 1 March 2019 the Quebec Court of Appeal released its appeal judgment. The trial judgment was largely upheld by a unanimous decision of the five-member panel , and did not displace the order of the Court that previously required the defendants to post security deposits in the amount of CAD$1.1 billion (approximately £654.4 million). This is the only executory aspect of the judgment. In these circumstances the Board of Directors of Imperial reassessed the recoverability of the litigation-related deposit, and accordingly, the Group recognised a charge against the income statement of CAD$758 million (approximately
£450.9 million), the amount of the initial deposit paid into court, and reflecting the amount of the judgment that is considered to be probable and estimable in line with IAS 37 Provisions, Contingent Liabilities and Contingent Assets. Consequently, the Group utilised the litigation-related deposit which was shown as a receivable at 31 December 2018 (within trade and receivables) against the current estimate of the liability and both the provision and litigation-related deposit were reduced accordingly. If further adverse judgments are entered against any of the Group’s companies in any case, avenues of appeal will be pursued. Such appeals could require the appellants to post appeal bonds or substitute security (as has been necessary in Quebec) in amounts which could in some cases equal or exceed the amount of the judgment. At least in the aggregate, and despite the quality of defences available to the Group, it is not impossible that the Group’s results of operations or cash flows in any particular period could be materially adversely affected by the impact of a significant increase in litigation, difficulties in obtaining the bonding required to stay execution of judgments on appeal, or any final outcome of any particular litigation.
131.Having regard to all these matters, with the exception of the Quebec Class Actions and Fox River, the Group does not
consider it appropriate to make any provision in respect of
any pending litigation because the likelihood of any resulting material loss, on an individual case basis, is not considered probable and/or the amount of any such loss cannot be
reasonably estimated. Notwithstanding the negative decision
in the Quebec Class Actions, the Group does not believe that the ultimate outcome of this litigation will significantly impair the Group’s financial condition. If the facts and circumstances change and result in further unfavourable outcomes in the
pending litigation, then there could be a material impact on the financial statements of the Group. In addition, the Group accrues for damages, attorneys' fees and/or statutory
interest, including in respect of certain Engle Progeny cases, certain U.S. individual smoking and health cases, the DOJ
medical reimbursement/corrective statement case and the
DOJ and OFAC investigations.
Other contingencies
132.JTI Indemnities. By a purchase agreement dated 9 March
1999, amended and restated as at 11 May 1999, referred to
as the 1999 Purchase Agreement, R.J. Reynolds Tobacco
Holdings, Inc. (RJR) and RJRT sold their international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and
RJRT retained certain liabilities relating to the international tobacco business sold to JTI, and agreed to indemnify JTI
against: (i) any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the
international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet; (ii) any
liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR’s or RJRT’s employee benefit and
welfare plans; and (iii) any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.
133.RJRT has received claims for indemnification from JTI, and several of these have been resolved. Although RJR and RJRT
recognise that, under certain circumstances, they may have
other unresolved indemnification obligations to JTI under
the 1999 Purchase Agreement, RJR and RJRT disagree what
circumstances described in such claims give rise to any
indemnification obligations by RJR and RJRT and the nature
and extent of any such obligation. RJR and RJRT have
conveyed their position to JTI, and the parties have agreed
to resolve their differences at a later date.
134.ITG Indemnity. In the purchase agreement relating to the
Divestiture as amended, Reynolds American agreed to defend
and indemnify, subject to certain conditions and limitations, ITG in connection with claims relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette
brands on or before 12 June 2015, as well as in actions filed before 13 June 2025, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands.
In the purchase agreement relating to the Divestiture, ITG
agreed to defend and indemnify, subject to certain conditions and limitations, Reynolds American and its affiliates in
connection with claims relating to the purchase or use of ‘blu’
brand e-cigarettes. ITG also agreed to defend and indemnify, subject to certain conditions and limitations, Reynolds
American and its affiliates in actions filed after 12 June 2025, relating to the purchase or use of one or more of the Winston,
Kool, Salem or Maverick cigarette brands after 12 June 2015. ITG has tendered a number of actions to Reynolds American under
the terms of this indemnity, and Reynolds American has,
subject to a reservation of rights, agreed to defend and
indemnify ITG pursuant to the terms of the indemnity. Reynolds
American has tendered an action to ITG under the terms of this indemnity, and ITG has, subject to a reservation of rights,
agreed to defend and indemnify Reynolds American and its
affiliates pursuant to the terms of the indemnity. These claims are substantially similar in nature and extent to claims asserted directly against RJRT in similar actions.
135.Loews Indemnity. In 2008, Loews Corporation (Loews),
entered into an agreement with Lorillard Inc., Lorillard
Tobacco, and certain of their affiliates, which agreement is referred to as the ‘Separation Agreement’. In the Separation
Agreement, Lorillard agreed to indemnify Loews and its
officers, directors, employees and agents against all costs and expenses arising out of third-party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation of defence), judgments, fines,
losses, claims, damages, liabilities, taxes, demands,
assessments, and amounts paid in settlement based on,
arising out of or resulting from, among other things, Loews’
ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and
Loews (including with respect to any product liability claims).
Loews is a defendant in three pending product liability actions, each of which is a putative class action. Pursuant to the
Separation Agreement, Lorillard is required to indemnify
Loews for the amount of any losses and any legal or other fees with respect to such cases. Following the closing of the
Lorillard merger, RJRT assumed Lorillard’s obligations under the Separation Agreement as was required under the
Separation Agreement.
SFRTI Indemnity. In connection with the 13 January 2016 sale by Reynolds American of the international rights to the NAS
brand name and associated trademarks, along with SFR
Tobacco International GmbH (SFRTI) and other international
companies that distributed and marketed the brand outside
the United States, to JT International Holding BV (JTI Holding),
each of SFNTC, R. J. Reynolds Global Products, Inc., and
R. J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding
against, among other things, any liabilities, costs, and
expenses relating to actions (i) commenced on or before
(a) 13 January 2019, to the extent relating to alleged personal injuries, and (b) in all other cases, 13 January 2021; (ii) brought by (a) a governmental authority to enforce legislation
implementing European Union Directive 2001/37/EC
or European Directive 2014/40/EU or (b) consumers or a
consumer association; and (iii) arising out of any statement or claim (a) made on or before 13 January 2016, (b) by any
company sold to JTI Holding in the transaction, (c) concerning
NAS brand products consumed or intended to be consumed
outside of the United States and (d) that the NAS brand
product is natural, organic, or additive-free. Under the terms of this indemnity, JTI Holding requested indemnification from
Santa Fe Natural Tobacco Company Germany GmbH
(SFNTCG) in connection with an audit of SFNTCG relating
to transfer pricing for the tax years 2007 to 2010 and 2012
to 2015. These claims settled for a total of US$4,653,009
(approximately £3,649,418) in taxes and interest.
137.Indemnification of Distributors and Retailers. RJRT, Lorillard
Tobacco, SFNTC, American Snuff Co. and RJR Vapor have
entered into agreements to indemnify certain distributors and retailers from liability and related defence costs arising out of the sale or distribution of their products. Additionally, SFNTC has entered into an agreement to indemnify a supplier from
liability and related defence costs arising out of the sale or use of SFNTC’s products. The cost has been, and is expected to be, insignificant. RJRT, SFNTC, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.
138.Except as otherwise noted above, Reynolds American is not able to estimate the maximum potential of future payments,
if any, related to these indemnification obligations.
139.Competition Investigations. There are instances where Group companies are cooperating with relevant national competition authorities in relation to ongoing competition law
investigations and/or engaged in legal proceedings at the
appellate level, including (amongst others) in the Netherlands and Nigeria. In regards to the previously disclosed
investigation by the Nigerian Federal Competition and
Consumer Protection Commission (FCCPC) into alleged
violations of the Nigerian Competition and Consumer
Protection Act and National Tobacco Control Act, a consent
order was entered into between the FCCPC and British
American Tobacco (Holdings) Limited, British American
Tobacco (Nigeria) Limited and British American Tobacco
Marketing (Nigeria) Limited in December 2022 terminating
the investigation and associated proceedings, replacing the
previous final order. Amongst other measures, the final order includes provision for the payment in Naira of a penalty
equivalent to US$110 million and the Group's Nigerian
subsidiaries will be subject to a two-year period
of monitorship.
Tax disputes
The Group has exposures in respect of the payment or recovery of a number of taxes. The Group is and has been subject to a number of tax audits covering, amongst others, excise tax, value added taxes, sales taxes, corporate taxes, withholding taxes and
payroll taxes.
The estimated costs of known tax obligations have been provided in these accounts in accordance with the Group’s accounting
policies. In some countries, tax law requires that full or part payment of disputed tax assessments be made pending resolution of the dispute. To the extent that such payments exceed the
estimated obligation, they would not be recognised as an expense.
While the amounts that may be payable or receivable in relation to tax disputes could be material to the results or cash flows of the
Group in the period in which they are recognised, the Board does not expect these amounts to have a material effect on the Group’s financial condition.
The following matters are in or may proceed to litigation:
Corporate taxes
Brazil
Profits of overseas subsidiaries. The Brazilian Federal Tax Authority has filed claims against Souza Cruz seeking to reassess the profits of overseas subsidiaries to corporate income tax and social
contribution tax. The reassessments are for the years 2004 until and including 2012 for a total amount of BRL1,750 million
(£283 million) to cover tax, interest and penalties.
Souza Cruz appealed all reassessments. Regarding the first
assessments (2004-2006), Souza Cruz’s appeals were rejected by the ultimate Administrative Court after which Souza Cruz filed two lawsuits with the Judicial Court to appeal the reassessments. The judgment in respect of the reassessment of corporate income tax has been decided in favour of Souza Cruz by the first level of the
Judicial Court and Souza Cruz is waiting to see whether the
Brazilian Tax Authorities will appeal the judgment. The lawsuit appealing the social contribution tax is pending judgment in the first level of the Judicial Court. The appeal against the second assessments (2007 and 2008) was upheld at the second tier
tribunal and was closed. In 2015, a further reassessment for the same period (2007 and 2008) was raised after the five-year statute of limitation which has been appealed against. Souza Cruz received further reassessments in 2014 for the 2009 calendar year and in
2015 an assessment for the 2010 calendar year. Souza Cruz
appealed both the reassessments in full. In December 2016,
assessments were received for the calendar years 2011 and 2012 which have also been appealed. In October 2023, the
administrative courts issued their judgments on all of the
remaining cases from 2007 to 2012. In three of the four cases
(2009-2012) the court decision was tied, with five judges each siding for the tax authority and for the taxpayer. In these
circumstances the tax authorities are presumed to prevail but potential penalties are reduced. The procedural appeal regarding
2007 and 2008 was rejected. All judgments will be appealed to the judicial courts.
Rio de Janeiro VAT Incentives. The Brazilian Federal Tax authority has challenged the treatment of Rio de Janeiro VAT incentives. In
October 2021, in respect of the 2016-2021 calendar years, the authorities position was upheld at the lower Judicial Court. Souza
Cruz has appealed in full against the Judgment. The maximum
exposure from 2016-2023 is BRL1,152 million (£186 million)
including potential interest and penalties, and reflecting a recent binding Supreme Court decision which reduces the value of these incentives by 10% (as described in note 6(k)).
Netherlands
The Dutch tax authority has issued a number of assessments on various issues across the years 2003-2016 in relation to various intra-
group transactions. The assessments amount to an aggregate net potential liability across these periods of £1,148 million covering tax, interest and penalties. The Group appealed against the assessments in full.
In relation to the periods from 2003-2007 (with an aggregate potential net liability of £7 million), the District Court of North Holland issued judgments on 3rd March 2021. The appeal against the assessments was upheld, with the court finding for the Group. The Dutch tax authority have appealed to the High Court.
In relation to the periods from 2008-2013 (with an aggregate potential net liability of £182 million), the District Court of North Holland issued judgments on 17th October 2022, resulting in findings against the Group on a number of issues. These judgments have been appealed to the High Court.
On the 15th December 2023 the Dutch District Court issued its judgement covering the period 2014-2016 (with an aggregate potential net liability of £959 million). On the issue of mark to market losses on external bonds of British American Tobacco Holdings (The
Netherlands) B.V., the appeal against the assessments was upheld in full, with the court finding for the Group. In relation to other intra-group transactions, including the termination of licence rights, the court found against the Group. Both the Group and Dutch tax authorities have appealed items lost to the High Court.
Having considered the judgment and the Dutch judicial and international proceedings available to it, the Group has recognised a further adjusting charge of £70 million in 2023, with a total provision of £145 million recognised at 31 December 2023.
As part of the 15th December 2023 judgement the assessed fine of £108 million for the filing of an intentionally incorrect tax return was upheld but reduced to £92 million. The Group has appealed in full to the High Court and considers no provision is appropriate.
The Group believes that its companies have meritorious defences in law and fact in each of the above matters and intends to pursue each dispute through the judicial system as necessary. With the exception of the Netherlands, the Group does not consider it appropriate to make provision for these amounts nor for any potential further amounts which may be assessed in relation to these matters in subsequent years.
Indirect and other taxes
Bangladesh
In January 2019, a competitor filed a writ petition against the government and the National Board of Revenue (NBR) by which it initially challenged the failure of Government to implement the closing budget speech of the Honourable Finance Minister dated 27 June 2018 and reserving low segment for local brands. Thereafter, the competitor instead challenged the exclusion of protection given to local brands of cigarette manufactured by local manufacturers and sought a direction to continue the protection so granted to the local manufacturers of cigarettes in pursuance of a 2017 Special Order. The competitor further challenged the legality of a 2018 Special Order of the NBR through which the said protection was revoked. British American Tobacco Bangladesh Company Limited (BAT Bangladesh)
was initially not a party to the writ petition, subsequently it became a party through an addition of party application. Upon hearing on multiple occasions, the High Court passed judgment in the matter on 21 September 2020. BAT Bangladesh filed an appeal against the
High Court order and obtained a stay on 4 October 2020. By holding the prospective portion of the 2018 Special Order legal, the Court did not allow the discriminatory regime to continue. However, by holding illegal the retrospective portion of the 2018 Special Order, the Court revived the discriminatory regime for only one year, that is from 1 June 2017 to 6 June 2018 and held that any shortfall of revenue under the 2017 Special Order may be recovered from any party or manufacturer during the period of 1 June 2017 to 6 June 2018. Subsequently, the Large Taxpayers’ Unit (LTU) VAT issued a show cause notice dated 24 September 2020 following the High Court judgment claiming unpaid VAT & Supplementary Duty (SD) of BDT24,371 million (£174 million) from 1 June 2017 to 6 June 2018. BAT Bangladesh appealed against the High Court judgment before the Appellate Division and obtained an order of stay. Since the High Court judgment is stayed, the LTU proceeding shall also be deemed to have been stayed.
In addition, BAT Bangladesh has received a memo from the NBR claiming BDT20,540 million (£147 million). This claim is related to VAT and SD allegedly owed by BAT Bangladesh due to the production of an extra 18 billion cigarettes. The allegation is based on an undisclosed purchase of local leaf, which is apparently inferred from a discrepancy found in BAT Bangladesh's 2016 Annual Report and
VAT-1 records. NBR has reopened the matter and sent a memo to LTU cancelling the earlier order of the LTU Commissioner which was in favour of BAT Bangladesh and directing LTU to make the demand to BAT Bangladesh claiming the above-mentioned VAT and SD.
Subsequently, BAT Bangladesh has received an official demand for payment related to this claim from LTU. BAT Bangladesh has challenged the memo of NBR and obtained a Rule in this regard. It has also challenged the demand letter of LTU and prayed for issuance of a supplementary rule and stayed the demand letter. The matter is currently pending before the High Court.
South Korea
In 2016, the Board of Audit and Inspection of Korea (BAI) concluded its tax assessment in relation to the 2014 year-end tobacco inventory, and imposed additional national excise, local excise, VAT taxes and penalties. This resulted in the recognition of a KRW80.7 billion
(approximately £49 million) charge by Group subsidiaries, Rothmans Far East B.V. Korea Branch Office and BAT Korea Manufacturing
Ltd. Management deems the tax and penalties to be unfounded and has appealed to the tax tribunal against the assessment. On grounds of materiality and the likelihood of the tax and penalties being reversed in future, the Group classified the tax and penalties charge as an adjusting item in 2016.
On 23 August 2019, the trial court ruled in favour of Rothmans Far East B.V. Korea Branch Office on KRW6.7 billion (approximately
£4 million), the VAT portion of the assessment. The Korean government appealed the ruling on 16 September 2019. On 16 April 2021 the
Court of Appeals affirmed the ruling of the Trial Court. The government immediately appealed to the Supreme Court and the Supreme
Court also affirmed the ruling of the Appeals Court on 26 August 2021. On 16 September 2021, Rothmans Far East B.V. Korea Branch
Office duly received the amount litigated (VAT portion) including statutory interests (note 6(g)).
On 9 September 2023, the trial court ruled in favour of the Korean government on national excise and local excise portion of the assessment. The Management of the British American Tobacco Korea Manufacturing Ltd. lodged an appeal to the Supreme Court on 30 October 2023.
Closed cases
In the contingent liabilities and financial commitments note 31 to the Company’s 2022 financial statements, an indirect and other taxes case in Egypt was disclosed. This case was closed in 2022.
Commitments in relation to service contracts, non-capitalised leases
The total future minimum payments under non-cancellable service contracts based on when payments fall due:

	2023 £m	2022 £m
Service contracts
Within one year	41	45
Between one and five years	46	66
Beyond five years	—	—
	87	111
Financial commitments arising from short-term leases and leases of low-value assets that are not capitalised under IFRS 16 Leases are
£26 million (2022: £30 million) for property and £9 million (2022: £50 million) for plant, equipment and other assets.